Conformed Copy






                     ILLINOIS POWER COMPANY
                     RETIREMENT INCOME PLAN
  FOR EMPLOYEES COVERED UNDER A COLLECTIVE BARGAINING AGREEMENT

                    (As Amended and Restated
                Effective as of January 1, 1994)
                      Mayer, Brown & Platt
                             Chicago

     I, __________________________________, Secretary of Illinois
Power Company hereby certify that the attached document is a full, true and complete copy of the ILLINOIS POWER COMPANY
RETIREMENT INCOME PLAN FOR EMPLOYEES COVERED UNDER A COLLECTIVE
BARGAINING AGREEMENT as presently in effect.
     Dated this _____ day of ___________________, 199__.



                                     Secretary as Aforesaid

                                              (Seal)

                        TABLE OF CONTENTS


SECTION 1 - General. . . . . . . . . . . . . . . . . . . . . . .1
     1.1.   History, Purpose and Effective Date. . . . . . . . .1
     1.2.   Benefits Under the Plan as in Effect
               Prior to Effective Date . . . . . . . . . . . . .1
     1.3.   Related Companies. . . . . . . . . . . . . . . . . .1
     1.4.   Plan Administration, Trust and Fiduciary
               Responsibility. . . . . . . . . . . . . . . . . .2
     1.5.   Plan Year. . . . . . . . . . . . . . . . . . . . . .2
     1.6.   Applicable Laws. . . . . . . . . . . . . . . . . . .2
     1.7.   Gender and Number. . . . . . . . . . . . . . . . . .2
     1.8.   Notices. . . . . . . . . . . . . . . . . . . . . . .2
     1.9.   Form and Time of Elections . . . . . . . . . . . . .3
     1.10.  Evidence . . . . . . . . . . . . . . . . . . . . . .3
     1.11.  Action by Employers. . . . . . . . . . . . . . . . .3
     1.12.  Plan Supplements . . . . . . . . . . . . . . . . . .3
     1.13.  Defined Terms. . . . . . . . . . . . . . . . . . . .3

SECTION 2 - Participation in Plan. . . . . . . . . . . . . . . .3
     2.1.   Eligibility for Participation. . . . . . . . . . . .3
     2.2.   Plan Not Contract of Employment. . . . . . . . . . .4
     2.3.   Leased Employees . . . . . . . . . . . . . . . . . .4
     2.4    Transferred Employees. . . . . . . . . . . . . . . .5

SECTION 3 - Service and Vesting. . . . . . . . . . . . . . . . .6
     3.1.   Service. . . . . . . . . . . . . . . . . . . . . . .6
     3.2.   Credited Service . . . . . . . . . . . . . . . . . .6
     3.3.   Hour of Service. . . . . . . . . . . . . . . . . . .7
     3.4.   One Year Break in Service. . . . . . . . . . . . . .9
     3.5.   Determination of Vested Interest . . . . . . . . . 10

SECTION 4 - Retirement Dates . . . . . . . . . . . . . . . . . 12
     4.1.   Normal Retirement Date . . . . . . . . . . . . . . 12
     4.2.   Postponed Retirement Date. . . . . . . . . . . . . 12
     4.3.   Early Retirement Date. . . . . . . . . . . . . . . 12
     4.4.   Retirement Date. . . . . . . . . . . . . . . . . . 13

SECTION 5 - Amount of a Participant's Retirement Income. . . . 13
     5.1.   Retirement Income. . . . . . . . . . . . . . . . . 13
     5.2.   Normal and Postponed Retirement Benefit. . . . . . 14
     5.3.   Early Retirement Benefit . . . . . . . . . . . . . 14
     5.4.   Participant Accumulation.. . . . . . . . . . . . . 16
     5.5.   Withdrawal of Accumulation . . . . . . . . . . . . 16
     5.6.   Limitation on Earnings.  . . . . . . . . . . . . . 17
     5.7.   Benefit Increase to Retired Participants . . . . . 17

SECTION 6 - Deferred Vested Retirement Benefit . . . . . . . . 21
     6.1.   Deferred Vested Retirement Benefit.. . . . . . . . 21
     6.2.   Amount of Deferred Vested Retirement Benefit.. . . 21

SECTION 7 - Limitations on Benefits. . . . . . . . . . . . . . 22
     7.1.   General Limitation.. . . . . . . . . . . . . . . . 22
     7.2.   Adjustments for Other Payment Forms. . . . . . . . 24
     7.3.   Related Defined Contribution Plan Adjustment . . . 25

SECTION 8 - Payment of Retirement Income
            and Deferred Vested Income . . . . . . . . . . . . 25
     8.1.   Payment of Retirement Income and Deferred
               Vested Income in Normal Form. . . . . . . . . . 25
     8.2.   Payment in Surviving Spouse Annuity Form and
                         Revocation Thereof. . . . . . . . . . 26
     8.3.   Retirement Election Period and
               Retirement Election Information.. . . . . . . . 28
     8.4.   Optional Forms of Benefit. . . . . . . . . . . . . 29
     8.5.   Election and Discontinuance of Options.. . . . . . 30
     8.6.   Beneficiary Designation. . . . . . . . . . . . . . 31
     8.7.   Spousal Consent. . . . . . . . . . . . . . . . . . 31
     8.8.   Distributions To Persons Under Disability. . . . . 32
     8.9.   Interests Not Transferable.. . . . . . . . . . . . 33
     8.10.  Limitation on Payment Period.. . . . . . . . . . . 33
     8.11.  Cashout of Small Benefit Amounts.. . . . . . . . . 34
     8.12.  Actuarial Equivalent.. . . . . . . . . . . . . . . 35
     8.13.  Delayed Benefit Commencement . . . . . . . . . . . 36
     8.14   Transfers to Salaried Plan . . . . . . . . . . . . 36
     8.15   Absence of Guaranty. . . . . . . . . . . . . . . . 37

SECTION 9 - Employment Beyond Normal Retirement
               Date and Reemployment . . . . . . . . . . . . . 37
     9.1.   Employment Beyond Normal Retirement Date.. . . . . 37
     9.2.   Reemployment After Benefit Commencement. . . . . . 37

SECTION 10 - Pre-Retirement Surviving Spouse Annuity . . . . . 40
     10.1.  Pre-Retirement Surviving Spouse Annuity. . . . . . 40
     10.2.  Amount and Payment of Pre-Retirement
               Surviving Spouse Annuity. . . . . . . . . . . . 40
     10.3.  Death After Benefit Commencement.. . . . . . . . . 42
     10.4.  Payment of Accumulation. . . . . . . . . . . . . . 42

SECTION 11 - Funding Plan Benefits . . . . . . . . . . . . . . 43
     11.1.  Contributions. . . . . . . . . . . . . . . . . . . 43
     11.2.  Forfeitures. . . . . . . . . . . . . . . . . . . . 43
     11.3.  No Reversion to Employers. . . . . . . . . . . . . 43

SECTION 12 - Administration of the Plan  . . . . . . . . . . . 44
     12.1.  Administration by Company. . . . . . . . . . . . . 44
     12.2.  Expenses of Administration.. . . . . . . . . . . . 44
     12.3.  Administrative Powers and Duties.. . . . . . . . . 44
     12.4.  Claims Procedure.. . . . . . . . . . . . . . . . . 45
     12.5.  Reliance on Information Furnished. . . . . . . . . 46
     12.6.  Agent for Service of Process.. . . . . . . . . . . 46

SECTION 13 - Amendment or Termination. . . . . . . . . . . . . 47
     13.1.  Amendment. . . . . . . . . . . . . . . . . . . . . 47
     13.2.  Termination. . . . . . . . . . . . . . . . . . . . 47
     13.3.  Merger and Consolidation of Plan,
               Transfer of Plan Assets.. . . . . . . . . . . . 48
     13.4.  Vesting and Distribution on Termination
               and Partial Termination.. . . . . . . . . . . . 48
     13.5.  Notice of Amendment, Termination or
               Partial Termination.. . . . . . . . . . . . . . 48

SECTION 14 - Miscellaneous . . . . . . . . . . . . . . . . . . 48
     14.1.  Duty to Furnish Information and Documents. . . . . 48
     14.2.  Annual Statements and Available Information. . . . 49
     14.3.  Unclaimed Funds. . . . . . . . . . . . . . . . . . 49
     14.4.  Prudent Person Rule. . . . . . . . . . . . . . . . 49
     14.5.  ERISA and Approval Under Internal Revenue Code . . 50


Supplement A - Early Retirement Program

Supplement B - Enhanced Retirement Program

Appendix - Defined Terms

                     ILLINOIS POWER COMPANY
                     RETIREMENT INCOME PLAN
  FOR EMPLOYEES COVERED UNDER A COLLECTIVE BARGAINING AGREEMENT

                    (As Amended and Restated
                Effective as of January 1, 1994)


                            SECTION 1

                             General

     1.1.  History, Purpose and Effective Date.  Effective
July 1, 1949, Illinois Power Company (the "Company") established a retirement plan known as the Illinois Power Company Retirement Income Plan for Employees Covered under a Collective Bargaining Agreement (the "Plan") for the benefit of eligible employees of the Company. The Plan was amended and restated effective
January 1, 1976 in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan was again amended and restated effective January 1, 1982 and effective January 1, 1986. The following provisions constitute an amendment, restatement and continuation of the Plan as in effect immediately prior to January 1, 1994, the "Effective Date" of the Plan as set forth herein. To the extent that any provisions of the Plan as set forth herein specifically provide for an effective date other than January 1, 1994, such provisions shall constitute an amendment of the Plan as in effect on such date. The Plan is intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended
(the "Code").

     1.2. Benefits Under the Plan as in Effect Prior to Effective Date. Except as otherwise specifically provided, the provisions of the Plan as set forth herein shall apply only to employees who meet all of the requirements set forth in subsections 2.1(a), (b) and (c) on or after the Effective Date. If an employee's employment with the Employers and all Related Companies (as both terms are defined in subsection 1.3) last terminated prior to the Effective Date, or if the employee does not, at any time after the Effective Date, meet the requirements of subsections 2.1(a), (b) and (c), his right to benefits, if any, and the amount thereof, will be determined in accordance with the provisions of the Plan as in effect on the earlier of the date of his termination of such employment or the date he last met the requirements of subsections 2.1(a), (b) and (c).

     1.3. Related Companies. The term "Related Company" means any corporation or trade or business during any period during which it is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code. The Company and each Related Company which, with the consent of the Company, adopts the Plan are referred to below collectively as the "Employers" and individually as an "Employer". If any Employer shall terminate its participation in the Plan pursuant to subsections 13.2 or 13.3, such entity shall thereupon cease to be an Employer.

     1.4. Plan Administration, Trust and Fiduciary Responsibility. The authority to control and manage the administration of the Plan shall continue to be vested in the Company as described in Section 12. Except as otherwise provided in Section 12, the Company shall have the rights, duties and obligations of the plan "administrator" as described in section 3(16)(A) of ERISA and of a "plan administrator as that term is defined in section 414(g) of the Code. The funds contributed by the Employers under the Plan will continue to be held and invested until distributed by a trustee (the "Trustee") acting under a trust which forms a part of the Plan. The terms of the trust are set forth in a trust agreement between the Trustee and the Company which is known as the Illinois Power Company Retirement Income Trust (the "Trust"). The portion of the Trust which shall constitute the fund for payment under the Plan is herein called the "Trust Fund". The assets in the Trust Fund held by the Trustee may be commingled for investment purposes with the funds of each other employee pension benefit plan, qualified under section 401(a) of the Code, of Illinois Power Company or any of its subsidiaries which participate in the Trust.

     1.5. Plan Year. The term "Plan Year" means the twelve-consecutive-month period beginning on each January 1 and ending on the following December 31.

     1.6. Applicable Laws. The Plan shall be construed and administered in accordance with the internal laws of the State of Illinois to the extent that such laws are not preempted by the laws of the United States of America.

     1.7. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     1.8. Notices. Any notice or document required to be filed with the Company under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to such committee in care of the Company at its principal executive offices. Any notice required under the Plan may be waived by the person entitled to notice.

     1.9. Form and Time of Elections. Unless otherwise specified herein, each election permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Company at such times and in such form as the Company shall require.

     1.10. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     1.11. Action by Employers. With the consent of the Company, any Related Company may become an Employer under this Plan by (a) taking such action as shall be necessary to adopt the Plan, (b) filing with the Company a duly certified copy of this Plan as adopted by such entity, (c) becoming a party to any trust agreement establishing the Trust, and (d) executing and delivering such instruments and taking such other action as may be necessary or desirable to put this Plan into effect with respect to such entity. Except as otherwise specifically provided, any action required or permitted to be taken by any Employer which is a corporation, shall be by resolution of its Board of Directors or by a duly authorized officer of the Employer.

     1.12. Plan Supplements. The provisions of the Plan as applied to any Employer or any group of employees of any Employer may, with the consent of the Company, be modified or supplemented from time to time by the adoption of one or more Supplements. Each Supplement shall form a part of the Plan as of the Supplement's effective date. In the event of any inconsistency between a Supplement and the Plan document, the terms of the Supplement shall govern.

     1.13. Defined Terms. Terms used frequently with the same meaning are indicated by initial capital letters, and are defined throughout the Plan. Appendix 1 contains an alphabetical listing of all such terms and the subsections in which they are defined.


                            SECTION 2

                      Participation in Plan

     2.1. Eligibility for Participation. Each employee of an Employer who was a Participant in the Plan immediately prior to the Effective Date will continue as a Participant in the Plan on and after that date, subject to the terms and conditions of the Plan. Each other employee of an Employer will become a "Participant" in the Plan on the later of the Effective Date or the first day of the month coincident with or next following the date on which:

     (a) he is employed as a member of a group to whom the Plan has been and continues to be extended through a currently effective collective bargaining agreement between his Employer and the collective bargaining representative of the group of employees of which he is a member;

     (b) has completed at least one Employment Year (as defined in subsection 3.1) in which he completes at least 1,000
          Hours of Service (as defined in subsection 3.4);

     (c)  has attained age 21; and

     (d) he has not attained age 65 years or more on his initial date of hire by the Employer or a Related Company; provided however, that the provisions of this paragraph
          (d) shall not apply for periods on and after January 1, 1990 with respect to any employee of an Employer or Related Company who is credited with at least one Hour of Service (as defined in 29 C.F.R. 2530.200(b)-2(a)(1) and (2)) on or after that date; and provided further, that any such employee who was excluded from participation in the Plan for periods prior to January 1, 1990 by reason of the provisions of this paragraph
          (d) shall become a participant in the Plan on the later of January 1, 1990 or the date, if any, on which he meets the requirements of paragraphs (a), (b) and (c) next above.

Prior to April 1, 1979, eligible employees of the Company were required to file a written election to commence participation in the Plan, which election included the employee's consent to make employee contributions to the Plan as required by the terms of the Plan as then in effect. Effective April 1, 1979, each eligible employee (including any eligible employee who declined participation prior to that date) will commence participation in the Plan according to the terms of this subsection 2.1.

     2.2. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee or Participant the right to be retained in the employ of any Employer nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     2.3. Leased Employees. If a person satisfies the requirements of section 414(n) of the Code and applicable Treasury regulations for treatment as a "Leased Employee", such Leased Employee shall not be eligible to participate in this Plan, or in any other plan maintained by an Employer which is qualified under section 401(a) of the Code, but, to the extent required by section 414(n) of the Code and applicable Treasury regulations, such person shall be treated as if the services performed by him in such capacity were performed by him as an employee of a Related Company which has not adopted the Plan; provided, however, that no such service shall be credited for any period during which not more than 20% of the non-Highly Compensated work force of the Employers and the Related Companies consists of Leased Employees and the Leased Employee is a Participant in a money purchase pension plan maintained by the leasing organization which (i) provides for a non-integrated employer contribution of at least 10 percent of compensation,
(ii) provides for full and immediate vesting, and (iii) covers all employees of the leasing organization (beginning with the date they become employees), other than those employees excluded under section 414(n)(5) of the Code. For purposes of this subsection 2.3, a Highly Compensated employee shall mean an individual described in section 414(q) of the Code and the regulations thereunder.

     2.4 Transferred Employees. If an employee of the Company or a Related Company:

     (a) ceases to satisfy the eligibility requirements of the Illinois Power Company Retirement Income Plan for Salaried Employees (the "Salaried Plan") because he transfers into an employment classification as a member of a group of employees to which the Plan has been extended through a currently effective collective bargaining agreement between his employer and the collective bargaining representative of the group of employees of which he is a member;

     (b)  he continues to be employed by the Company or a Related
          Company; and

     (c) coincident with his cessation of eligibility for the Salaried Plan, he satisfies the provisions of subsection 2.1 of the Plan;

     then assets and liabilities attributable to his accrued benefit under the Salaried Plan (including, if applicable, the amount of his Participant Accumulation plus accrued interest as described in section 1.2 of the Salaried Plan), as determined as of the date described in paragraph (a) next above, shall be transferred as soon as practicable thereafter to the Plan in accordance with the requirements of section 414(l) of the Code and regulations thereunder, and, for periods thereafter, he shall cease to be a participant in the Salaried Plan and shall be a Participant in the Plan, subject to the terms and conditions of the Plan.

                            SECTION 3

                       Service and Vesting

     3.1. Service. The term "Service" means a period of time, measured in Employment Years (as defined below) consisting of a Participant's period of employment with the Employers and Related Companies in any capacity, determined in accordance with the following:

     (a)  Service shall commence on the date the Participant is
          (i) initially employed or (ii) is reemployed after a One Year Break in Service, and shall end upon the date the Participant terminates employment with all Employers and Related Companies.

     (b) An employee or Participant shall be credited with one year of Service for each Employment Year (or portion thereof) during which he completes at least 1,000 Hours of Service (as defined in subsection 3.4); provided, however, that Service shall exclude any whole or partial Employment Year in which an employee completes less than 1,000 Hours of Service.

     (c)  In no event will a Participant be credited with less
          Service as of the Effective Date than he has as of December 31, 1993.

For purposes of the Plan, the term "Employment Year" shall mean the 12-consecutive-month period beginning on a Participant's initial date of hire and any anniversary thereof or, in the event of a termination of employment which results in a One Year Break in Service, his last date of rehire, and any anniversary thereof.

     3.2. Credited Service. Except as otherwise provided by the terms and conditions of the Plan, the term "Credited Service" means the period of a Participant's employment (excluding a Participant's employment with Related Companies for periods that any such Related Company is not an Employer) measured in whole and fractional Employment Years (to the nearest day) as follows:


     (a) A Participant's Credited Service shall be equal to the sum of:

          (i) his periods of employment after his 30th birthday and prior to July 1, 1949, if he was employed and commenced making contributions on that date, as required by the terms of the Plan as then in effect;

          (ii) his periods of employment after June 30, 1949 and prior to April 1, 1979 during which he made all required contributions under the Plan as then in effect; and

          (iii) his periods of employment after April 1, 1979 during which he is a Participant in the Plan.

     (b) A Participant's Credited Service shall exclude any period of employment during which he does not meet the requirements of Section 2.1, or any period during which the Company shall make contributions on behalf of an employee to any other qualified pension or retirement plan (other than any defined contribution plan sponsored by the Employer or a Related Company or Federal Social Security) for any period which is used in calculating his retirement benefits under such other pension or retirement plan. Notwithstanding the foregoing, if such employee becomes a Participant in this Plan in accordance with the provisions of Section 2.4, his Credited Service hereunder shall be increased to included the number of years taken into account under the Salaried Plan prior to such transfer and the amount of his Retirement Income under this Plan shall be determined in accordance with the provisions of this Plan taking into account the years of Credited Service earned before and after such transfer.

     3.3. Hour of Service. The term "Hour of Service" means, with respect to any employee or Participant, each hour for which he is paid or entitled to payment for the performance of duties for an Employer or a Related Company or for which back pay, irrespective of mitigation of damages, has been awarded to the employee or Participant or agreed to by an Employer or a Related Company, subject to the following:

     (a) An employee or Participant shall be credited with Hours of Service equal to the number of regularly scheduled working hours which normally would have been credited to him or, if the number of such hours is not determinable, 8 Hours of Service per day (to a maximum of 40 Hours of Service per week) for any period during which he performs no duties for an Employer or a Related Company (irrespective of whether the employment relationship has terminated) by reason of a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that an employee or Participant shall not be credited with more than 501 Hours of Service under this paragraph (a) for any single continuous period during which he performs no duties for an Employer or a Related Company; and provided further that payments considered for purposes of the foregoing shall include payments unrelated to the length of the period during which no duties are performed but shall not include payments made solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws. For the purposes of determining Hours of Service with respect to an employee who is employed on other than an hourly-rated basis, such employee shall be credited with 10 Hours of Service per day for each day the employee would, if hourly rated, be credited with Hours of Service for duties performed; provided, however, if such employee is paid for periods during which no duties are performed, such employee shall be credited with (i) the number of regularly scheduled working hours included in the units of time normally assigned to such duties, if payment for such duties is calculated on units of time, or (ii) 8 Hours of Service per day (to a maximum of 40 Hours of Service per week) if the employee does not have a regular work schedule for each day the employee is paid on other than an hourly-rated basis. Notwithstanding the foregoing provisions of this paragraph (a), an employee or Participant who is absent from work on account of an injury or disability sustained in the course of employment with the Employer or a Related Company and with respect to which he receives worker's compensation benefits shall be credited with 40 Hours of Service per calendar week during the period he would normally have been scheduled to work for an Employer or Related Company during his period of absence.

     (b) A Participant who terminates his employment with an Employer or Related Company to serve in the armed forces of the United States and returns to active employment with an Employer or Related Company under circumstances which entitle him to veteran's reemployment rights under Federal law, shall be credited with Hours of Service for the period between the date his employment terminated and the date of his reemployment by an Employer or Related Company.

     (c) A Participant shall be credited with Hours of Service for any period during which he is on an uncompensated leave of absence approved and granted by the Employer in accordance with rules uniformly applied by it, provided he returns to active employment with the Employer or Related Company immediately upon the expiration of such authorized period.

     (d) Hours of Service shall be calculated and credited pursuant to Department of Labor Regulation section
          2530.200b-2, which is incorporated herein by reference.

     3.4. One Year Break in Service. The term "One Year Break in Service" means, with respect to the Service of any employee or Participant, any Employment Year in which he completes less than 501 Hours of Service. Solely for the purposes of determining whether a Participant has incurred a One Year Break in Service, the following rules shall apply:

     (a) for any period during which an employee or Participant is absent from active employment with the Employer or a Related Company by reason of the employee's pregnancy, the birth of a child of the employee, or the placement of a child with the employee in connection with the employee's adoption of such child, and, in each case, the care of such child immediately after its birth or placement, he shall be credited with the number of regularly scheduled working hours which would normally have been credited to him but for such absence, or, if the number of such hours is not determinable, the employee or Participant shall be credited with 8 Hours of Service per day during such absence; provided, however, that (i) Hours of Service shall not be credited for any absence described in this paragraph
          (a) which commenced prior to January 1, 1985, (ii) in no event shall more than 501 Hours of Service be credited under this paragraph (a) for any single continuous period during which he performs no duties for an Employer or Related Company, and (iii) Hours of Service credited in accordance with this paragraph (a) shall be credited for the first Employment Year during which the absence begins, to the extent that such crediting is necessary to prevent the employee or Participant from incurring a One Year Break in Service during that Employment Year and, in each other case, shall be credited to the immediately following Employment Year. The Company may require the employee or Participant to furnish such information as it considers necessary to establish that such individual's absence was for one of the reasons specified above.

     (b) The number of Hours of Service to be credited under the provisions of this subsection 3.5 shall be determined under uniform rules adopted by the Company in accordance with 29 C.F.R. 2530.200b-2.

     (c) If an employee or Participant does not have a nonforfeitable right under the Plan to any portion of his benefits under the Plan and the number of his consecutive One Year Breaks in Service equals or exceeds the greater of five (one in the case of an employee or Participant who incurred the One Year Break in Service prior to January 1, 1986) or the aggregate number of his years of Service completed prior to such break and not disregarded under subsection 3.1 by reason of any prior One Year Breaks in Service, then all of his years of Service completed prior to such break shall be disregarded and, if he is later reemployed by an Employer or a Related Company, he shall be considered as a new employee for all purposes of the Plan.

     3.5. Determination of Vested Interest. A Participant who has at least one Hour of Service on or after January 1, 1990 shall become fully vested and nonforfeitable in his benefits accrued under the Plan in accordance with the following schedule:

     Years of Service                        Vested Percentage

     Less than 5                                     0%
     5 or more                                     100%

     3.6. Accelerated Vesting. Notwithstanding the provisions of subsection 3.6, a Participant shall have a fully vested, nonforfeitable interest in his benefits accrued under the Plan upon attaining age 65 (his "Normal Retirement Age"). In addition, in the event of the Plan's termination or partial termination (as determined under applicable law and regulations), each affected Participant shall be fully vested in his benefits accrued under the Plan, to the extent then funded.

     3.7. Cessation of Credited Service. A Participant shall cease to accrue Credited Service under the Plan as of the earlier of (1) the date of described Section 2.4(a) or (2) the date he incurs a Severance from Service. The following provisions shall apply with respect to a Participant's Severance from Service.

     (a)  A Severance from Service shall occur on the earlier of:

          (i) the date as of which an employee quits, retires, is discharged or dies; or

          (ii) the first anniversary of the first date of a period in which an employee remains absent from service (with or without pay) with the Employer or Related Companies for any reason other those listed in (i) above, such as vacation, holiday, sickness, short-term disability, leave of absence, layoff or military service.

     (b) A Period of Severance commences on the date an employee incurs a Severance from Service and ends on the date on which the employee again performs an Hour of Service for an Employer or Related Company. A one-year Period of Severance means each period of 12 consecutive months beginning on the date an employee incurs a Severance from Service and ending on each anniversary of such date.

     (c) Solely for the purpose of determining whether a one-year Period of Severance has occurred, in the case of an employee who is absent from work beyond the first anniversary of the first date of an absence and the absence is for an approved maternity or paternity leave, the date the employee incurs a Severance from Service shall be the second anniversary of the Employee's absence from employment. The period between the first and second anniversaries of the first date of absence will not constitute Credited Service. For purposes of this subsection, an approved maternity or paternity leave means an absence (1) by reason of pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or
          (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     (d) If an Employee incurs a Severance from Service and is subsequently reemployed by an Employer or Related
          Company, the following provisions apply:

          (i) If he was entitled to receive a Retirement Income at his Severance from Service, but benefit payments have not yet commenced as of his date of reemployment, the Credited Service he had at his Severance from Service will be reinstated upon the date of his reemployment, unless his is reemployed after a one-year Period of Severance, in which case his prior Credited Service will not be reinstated unless he is employed by an Employer or Related Company on the first anniversary of the date of his reemployment;

          (ii) If he was not entitled to receive a Retirement Income at his Severance from Service and his Period of Severance equals or exceeds the greater of five years or the aggregate periods of Credited Service (regardless of whether such periods of Credited Service are consecutive) completed prior to his Severance from Service, then such periods of Credited Service shall be disregarded and, if he is later reemployed by an Employer or Related Company, he shall be considered a new employee;

          (iii) If he was not entitled to receive a Retirement Income at his Severance from Service and he is reemployed before a five-year Period of Severance, the Credited Service he had at his Severance from Service will be reinstated upon the date of his reemployment, unless he is reemployed after a one-year Period of Severance, in which case his prior Credited Service will not be reinstated unless he is employed by the Employer or a Related Company on the first anniversary of the date of his reemployment.


                            SECTION 4

                        Retirement Dates

     4.1. Normal Retirement Date. The "Normal Retirement Date" for a Participant is the first day of the calendar month coincident with or next following his Normal Retirement Age. The Retirement Income (as defined in subsection 5.1) of a Participant who retires on his Normal Retirement Date shall commence as of the first day of the calendar month coincident with his Retirement Date (as defined in subsection 4.4).

     4.2. Postponed Retirement Date. The "Postponed Retirement Date" for a Participant is the first day of the calendar month coincident with or next following the date on which he terminates employment with the Employers and all Related Companies after his Normal Retirement Date. Except as otherwise specifically provided herein, the Retirement Income of a Participant who retires on a Postponed Retirement Date shall commence as of the first day of the calendar month coincident with his Retirement Date.

     4.3. Early Retirement Date. The "Early Retirement Date" for a Participant is the first day of the calendar month coincident with or next following the date on which he terminates employment with the Employers and all Related Companies before his Normal Retirement Date and after his 55th birthday. The Retirement Income of a Participant who retires on an Early Retirement Date shall commence as of the date that would have been his Normal Retirement Date unless the Participant, by advance written application to the Company, elects to have his Retirement Income commence as of the first day of any calendar month coincident with or next following his Early Retirement Date; provided, however, that payment of such Retirement Income must commence no later than the date which would have been his Normal Retirement Date.

     4.4.  Retirement Date.  The "Retirement Date" for a
Participant is one of the Retirement Dates described in the foregoing subsections of this Section 4 on which he actually retires from employment with the Employers and Related Companies regardless of when benefit payments commence.


                            SECTION 5

           Amount of a Participant's Retirement Income

     5.1. Retirement Income. Subject to the terms and conditions of the Plan, a Participant's "Retirement Income" means his Normal, Early, or Postponed Retirement Income, as the case may be, based on a Participant's Earnings (as defined below) and Credited Service and determined in accordance with the following provisions of this Section 5. The amount of a Participant's Retirement Income will be paid in accordance with the provisions of Sections 8 and 9 and is subject to the limitations described in Section 7. The term "Earnings" means a Participant's earnings determined as follows:

     (a) For all purposes of the Plan, except as otherwise specified, "Earnings" means a Participant's regular basic compensation from the Employers, excluding overtime and all extra compensation.

     (b) With respect to any Participant who terminates employment with the Employers and Related Companies on or after January 1, 1990, and who is entitled to receive an immediate or deferred Retirement Income benefit in accordance with the terms of the Plan, the value of any Earnings accrued prior to January 1, 1979 that may be included in the calculation of such Participant's Retirement Income will be increased by sixty percent.

     (c) For the purposes of applying Code section 415, as described in Section 7, "Earnings" means an employee's
          "Section 415 Compensation" as defined in Section 7.1 of the Plan.

     (d)  Subject to the provisions of Section 5.6, the annual
          Earnings of each Participant taken into account under the Plan for any Plan Year shall not exceed the amount specified in section 401(a)(17) of the Code, as adjusted by the Secretary.

     5.2.  Normal and Postponed Retirement Benefit.  Normal or
Postponed Retirement Income will be determined in accordance with the following provisions:

     (a) Subject to the terms and conditions of the Plan, a Participant who retires on or after his Normal or Postponed Retirement Date will be entitled to receive a monthly "Normal Retirement Income" which, when expressed as a single life annuity, is equal to 1/12 of the sum of the following:

          (i) 2.2% of his annual rate of Earnings as in effect on June 1, 1959 multiplied by his Credited Service prior to July 1, 1959; and

          (ii) 2.2% of his annual rate of Earnings multiplied by each year of his Credited Service after June 30, 1959.

     (b) Notwithstanding the foregoing, the value of the accrued benefit of each Participant who is employed by the Company or a Related Company on January 1, 1994 will be the greater of (1) the Normal Retirement Income to which the Participant would be entitled on January 1, 1994 under the terms of this Plan, determined in accordance with this Section 5.2, or (2) the Retirement Income to which the Participant would be entitled on January 1, 1994 under the terms of the Illinois Power Company Retirement Income Plan for Salaried Employees (the "Salaried Retirement Plan"), determined in accordance with the provisions of Section 5.1 of the Salaried Retirement Plan (as set forth in Supplement C of this Plan). In the event that the accrued benefit provided under the Salaried Retirement Plan is greater than the accrued benefit under this Plan as of January 1, 1994, the Participant's accrued benefit under this Plan will be adjusted to reflect the increase. Additional benefit accruals for all Participants will be determined after January 1, 1994 in accordance with the formula set forth in subsection (a) above.

     (c) The Normal or Postponed Retirement Income of a Participant who becomes a Participant in the Plan in accordance with Section 2.4 will be determined in accordance with the provisions of this Section 5.2; provided, however, that the Normal or Postponed Retirement Income to which such Participant becomes entitled under the Plan shall not be less than the Normal or Postponed Retirement Income to which he would be entitled under the Salaried Plan as of the date of transfer as specified in Section 2.4(a) of this Plan.

     5.3. Early Retirement Benefit. Subject to the terms and conditions of the Plan, a Participant who retires on an Early Retirement Date will be entitled to receive a monthly "Early Retirement Income" commencing at either his Normal Retirement Date or an earlier date coincident with or following his Early Retirement Date, determined as follows:

     (a) If the Participant's Early Retirement Income is to commence at his Normal Retirement Date, the Participant's Early Retirement Income will be his Normal Retirement Income determined according to subsection 5.2, using the Participant's Earnings and Credited Service as of his Early Retirement Date.

     (b) For Plan Years beginning prior to January 1, 1994, if the Participant's Early Retirement Income is to commence on or after his Early Retirement Date, but prior to the date the Participant attains age 62, the Participant's Early Retirement Income will be determined according to subsection 5.2, using the Participant's Earnings and Credited Service as of his Early Retirement Date, reduced for early commencement according to the following table:

          Age at Retirement       Early Retirement Factors

               62                            1.00
               61                             .94
               60                             .88
               59                             .82
               58                             .76
               57                             .70
               56                             .64
               55                             .58

          If the Participant's Retirement Date is a fractional number of years prior to his Normal Retirement Date, the appropriate factor shall be determined by interpolation.

     (c) For Plan Years beginning on or after January 1, 1994, if the Participant's Early Retirement Income is to commence on or after his Early Retirement Date, but prior to the date the Participant attains age 62, the Participant's Early Retirement Income will be determined according to subsection 5.2, using the Participant's Earnings and Credited Service as of his Early Retirement Date, reduced for early commencement according to the following table:

          Age at Retirement       Early Retirement Factors

               62                            1.00
               61                             .96
               60                             .92
               59                             .82
               58                             .76
               57                             .70
               56                             .64
               55                             .58

          If the Participant's Retirement Date is a fractional number of years prior to his Normal Retirement Date, the appropriate factor shall be determined by interpolation.

Notwithstanding the foregoing, in no event shall the Participant's Early Retirement Income determined in accordance with this section 5.3 be less than the amount of the Early
Retirement Income payable to such Participant as of December 31, 1993.

     5.4. Participant Accumulation. The term "Accumulation" as applied to any Participant means the sum of the contributions, if any, made by the Participant under the Plan as in effect prior to April 1, 1979, plus any interest credited on such sum, which contributions and interest have not previously been withdrawn by the Participant. Interest will be credited on a Participant's contributions, compounded annually, at the rate of 2% per annum prior to July 1, 1970, 3% per annum from July 1, 1970 through December 31, 1975, 5% per annum from January 1, 1976 through December 31, 1981 and thereafter at 7% per annum or, if higher, such other rate in effect from time to time as may be specified by regulation. Effective January 1, 1973, interest will be credited from the January 1 next following the date each contribution was made to the first day of the month of the first to occur of (a) the Participant's Retirement Date, (b)the Participant's date of death, or (c) the date the Participant elects the return of his Accumulation as provided in subsection 5.5.

     5.5. Withdrawal of Accumulation. A Participant whose employment with the Employers and Related Companies has terminated and whose Retirement Income has not commenced may withdraw his Accumulation in the form of a lump sum payment. In that event, the Retirement Income otherwise payable to the Participant under the Plan shall be reduced by a Retirement Income which is the Actuarial Equivalent (as defined in subsection 8.12) to his withdrawn Accumulation. Notwithstanding the foregoing, from and after January 1, 1985 a Participant may not elect to withdraw his Accumulation pursuant to this subsection 5.5 unless the Participant's spouse consents in writing to the Participant's election to make such withdrawal, according to the provisions of subsection 8.7. Effective on and after January 1, 1993, the portion of Participant's Accumulation which is attributable to interest earned pursuant to subsection
5.4 and which is withdrawn according to the terms of this subsection 5.5 will be subject to mandatory withholding requirements for lump sum distributions from a qualified plan.

     5.6. Limitation on Earnings. Notwithstanding any other provision of the Plan to the contrary, for purposes of determining a Participant's Retirement Income benefits accrued under the Plan:

     (a) for plan years beginning on and after the effective date and before January 1, 1994, a Participant's Earnings taken into account for any 12-consecutive month period (including any such period beginning before the effective date) shall not exceed $200,000, as adjusted to reflect any applicable cost-of-living increases in effect under section 401(a)(17) of the code for the calendar year in which such 12-consecutive month period begins; and

     (b) for plan years beginning on and after January 1, 1994, a Participant's Earnings taken into account for any 12-consecutive month period (including any such period beginning before January 1, 1994) shall not exceed $150,000, as adjusted to reflect any applicable cost-of-living increases in effect under section 401(a)(17) of the code for the calendar year in which such 12-consecutive month period begins.

The foregoing shall be applied by taking into account any proration of such limitations as may be required under code section 401(a)(17) and the regulations thereunder where family members (as defined in section 401(a)(17) and 414(q)(6) of the Code) and their Earnings must be aggregated, or where Earnings are computed with respect to a period of less than 12 months (other than on account of mid-year commencement or cessation of active participation).

     5.7. Benefit Increase to Retired Participants. Participants and surviving spouses or contingent annuitants of Participants may be entitled to receive benefit increases according to the following schedule:

     (a) Effective August 1, 1978, a benefit increase is applicable to (1) Participants, or contingent annuitants of such Participants, receiving benefits under 5.2 or 5.3 of the Plan (or comparable provisions of the Plan as in effect prior to the Effective Date) who retired on or before January 1, 1977; (2) Participants, or contingent annuitants of such Participants, receiving benefits under the Plan who retired on or before January 1, 1977, and after cessation of a Company-provided disability allowance;
          (3) surviving spouses of former Participants who died prior to January 1, 1977, receiving benefits under subsection 10.2 of the Plan (or the comparable provision of the Plan as in effect prior to the Effective Date); and (4) Vested Participants who terminated employment with the Employers and Related Companies prior to January 1, 1977, due to disability and who are presently receiving a Company-provided disability allowance. Benefits otherwise payable under the Plan to the above persons on July 31, 1978 shall be increased effective August 1, 1978 by 2 percent, multiplied by the number of full years during the period ending on December 31, 1977, and beginning on the date the person's benefit commenced, except that for a contingent annuitant the beginning date will be the date the benefit commenced to the retired Participant; and for Participants who retired while receiving a Company-provided disability allowance or for a contingent annuitant or surviving spouse of a Participant who was receiving a Company-provided disability allowance, the beginning date will be the date disability allowance benefits began.

     (b) Effective June 1, 1981, a benefit increase is applicable to (l) Participants, or contingent annuitants of such Participants, receiving benefits under subsections 5.2 or 5.3 of the Plan (or comparable provisions of the Plan as in effect prior to the Effective Date) who retired on or before January 1, 1980; (2) Participants, or contingent annuitants of such Participants, receiving benefits under the Plan who retired on or before January 1, 1980, and after cessation of a Company-provided disability allowance;
          (3) surviving spouses of former Participants who died prior to January 1, 1980, receiving benefits under subsection 10.2 of the Plan (or the comparable provision of the Plan as in effect prior to the Effective Date); and (4) Vested Participants who terminated employment with the Employers or Related Companies prior to January 1, 1980, due to disability and who are presently receiving a Company-provided disability allowance.

          Benefits otherwise payable under the Plan to the above persons on May 31, 1981 shall be increased effective June 1, 1981, by 3 percent multiplied by the number of full years during the period ending on December 31, 1980, and beginning on the date the person's benefit commenced, or January 1, 1978, whichever is later, except that for a contingent annuitant the beginning date will be the date the benefit commenced to the retired Participant, or January 1, 1978, whichever is later; and for Participants who retired while receiving a Company-provided disability allowance or for a contingent annuitant or surviving spouse of a Participant who was receiving a Company-provided disability allowance, the beginning date will be the date disability allowance benefits began, or January 1, 1978, whichever is later.

     (c) Effective January 1, 1987, a benefit increase is applicable to (l) Participants, or contingent annuitants of such Participants, receiving benefits under subsections 5.2 or 5.3 of the Plan (or comparable provisions of the Plan as in effect prior to the Effective Date) who retired on or before January 1, 1986; (2) Participants, or contingent annuitants of such Participants, receiving benefits under the Plan who retired on or before January 1, 1986, and after cessation of a Company-provided disability allowance;
          (3) surviving spouses of former Participants who died prior to January 1, 1986, receiving or entitled to receive benefits under subsection 10.2 of the Plan (or the comparable provision of the Plan as in effect prior to the Effective Date); and (4) Vested Participants who terminated employment with the Employers and Related Companies prior to January 1, 1986, due to disability and who on December 31, 1986 were receiving a Company-provided disability allowance. Benefits otherwise payable under the Plan to the above persons on December 31, 1986 shall be increased effective
          January 1, 1987 by 1.25 percent, multiplied by the number of full years during the period ending on December 31, 1986, and beginning on the date the person's benefit commenced, or January 1, 1981, whichever is later, except that for a contingent annuitant the beginning date will be the date the benefit commenced to the retired Participant, or January 1, 1981, whichever is later; and for Participants who retired while receiving a Company-provided disability allowance or for a contingent annuitant or surviving spouse of a Participant who was receiving a Company-provided disability allowance, the beginning date will be the date disability allowance benefits began, or January 1, 1981, whichever is later. Benefits otherwise payable under the Plan commencing on a date after December 31, 1986, to a surviving spouse of a Participant who died prior to January 1, 1986 and under circumstances described in subsection 10.2 shall be increased, effective on the commencement date of the benefits, by 1.25% multiplied by the number of full years during the period ending on December 31, 1986 and beginning on the first day of the month following the date of the Participant's death, or January 1, 1981, whichever is later. Benefits otherwise payable under the Plan commencing on a date after December 31, 1986, to a Vested Participant described in clause (4) of the preceding paragraph, shall be increased, effective on the commencement date of the benefits, by 1.25% multiplied by the number of full years during the period ending on December 31, 1986 and beginning on the date the disability allowance commenced to the Vested Participant or January 1, 1981, whichever is later.

     (d) Effective January 1, 1992, a benefit increase is applicable to (l) Participants, or contingent annuitants of such Participants, receiving benefits under subsections 5.2 or 5.3 of the Plan (or comparable provisions of the Plan as in effect prior to the Effective Date) who retired on or before January 1, 1990; (2) Participants, or contingent annuitants of such Participants, receiving benefits under the Plan who retired on or before January 1, 1990, and after cessation of a Company-provided disability allowance;
          (3) surviving spouses of former Participants who died prior to January 1, 1990, receiving or entitled to receive benefits under subsection 10.2 of the Plan (or the comparable provision of the Plan as in effect prior to the Effective Date); and (4) Vested Participants who terminated employment with the Employers and Related Companies prior to January 1, 1990, due to disability and who on December 31, 1990 were receiving a Company-provided disability allowance.

          Benefits otherwise payable under the Plan to the above persons on December 31, 1991 shall be increased effective January 1, 1992 by 2 percent, multiplied by the number of full years during the period ending on December 31, 1991, and beginning on the date the person's benefit commenced, or January 1, 1987, whichever is later, except that for a contingent annuitant the beginning date will be the date the benefit commenced to the retired Participant, or January 1, 1987, whichever is later; and for Participants who retired while receiving a Company-provided disability allowance or for a contingent annuitant or surviving spouse of a Participant who was receiving a Company-provided disability allowance, the beginning date will be the date disability allowance benefits began, or January 1, 1987, whichever is later. Benefits otherwise payable under the Plan commencing on a date after December 31, 1989, to a surviving spouse of a Participant who died prior to January 1, 1990 and under circumstances described in subsection 10.2 shall be increased, effective on the commencement date of the benefits, by 1.25% multiplied by the number of full years during the period ending on December 31, 1989 and beginning on the first day of the month following the date of the Participant's death, or January 1, 1987, whichever is later. Benefits otherwise payable under the Plan commencing on a date after December 31, 1986, to a Vested Participant described in clause (4) of the preceding paragraph, shall be increased, effective on the commencement date of the benefits, by 1.25% multiplied by the number of full years during the period ending on December 31, 1991 and beginning on the date the disability allowance commenced to the Vested Participant or January 1, 1987, whichever is later.

Notwithstanding the foregoing, monthly Normal Retirement Income for any Participant described in this subsection 5.6 shall be equal to the greater of (1) his Normal Retirement Income, adjusted according to the provisions of this subsection 5.6, or his Base Benefit. A Participant's "Base Benefit" is equal to $90.00 multiplied by his years of Credited Service (up to a maximum of 30 years of Credited Service).


                            SECTION 6

               Deferred Vested Retirement Benefit

     6.1. Deferred Vested Retirement Benefit. A Participant who has terminated employment with the Employers and Related Companies prior to attaining age 55 and who has at least five years of Service as of the date of his termination shall be eligible to receive a monthly Deferred Vested Income commencing at his Normal Retirement Date, or any date on or after he attains age 55 and prior to his Normal Retirement Date, in a monthly amount determined in accordance with subsection 6.2; provided, however, that a Participant whose termination of employment with the Employer and all Related Companies occurred prior to January 1, 1990 must have at least ten years of Service as of the date of his termination. A Participant who is entitled to a Deferred Vested Income may elect, by advance written application to the Company to have his Deferred Vested Income commence as of the first day of any month on or after the date he attains age 55; provided, however, that payment of such Participant's Deferred Vested Income must commence no later than the date that would have been his Normal Retirement Date.

     6.2. Amount of Deferred Vested Retirement Benefit. Subject to the terms and conditions of the Plan, a Participant who commences his monthly Deferred Vested Income payments in accordance with subsection 6.1 will be entitled to receive a Deferred Vested Income, in a monthly amount determined as follows:

     (a) If Deferred Vested Income is to commence at his Normal Retirement Date, the Participant's Deferred Vested Income will be his Normal Retirement Income determined according to subsection 5.1, using the Participant's Earnings and Credited Service as of the date he terminated employment with the Employers and Related Companies.

     (b) If Deferred Vested Income is to commence on or after his Early Retirement Date, but prior to his Normal Retirement Date, the Participant's Deferred Vested Income will be determined according to subsection 5.1, using the Participant's Earnings and Credited Service as of the date he terminated employment with the Employers and Related Companies and reduced for early commencement according to the following table:

          Age at Retirement             Actuarial Factor

                65                            1.000
                64                           0.9140
                63                           0.8390
                62                           0.7710
                61                           0.7120
                60                           0.6590
                59                           0.6110
                58                           0.5700
                57                           0.5310
                56                           0.4970
                55                           0.4660

If the Participant's age as of the date his Deferred Vested
Income commences is a fractional number of years prior to his Normal Retirement Date, the appropriate factor shall be determined by interpolation.


                            SECTION 7

                     Limitations on Benefits

     7.1. General Limitation. Notwithstanding any other provision of the Plan or any Supplement thereto, in no event may a Participant's annual Retirement Income attributable to Company contributions exceed an amount equal to:

     (a)  the lesser of:

          (i) $90,000, or such other amount as may hereafter be set forth in section 415 of the Code or determined by Treasury regulations issued pursuant to section
               415(d) of the Code; or

          (ii) one hundred percent (100%) of the Participant's
               section 415 compensation (as defined below) for the three consecutive Plan Years of his active participation in the plan in which he received his highest aggregate section 415 compensation;

          adjusted for each Plan Year (including each Plan Year after the commencement of a Participant's annual Retirement Income to take into account any applicable cost-of-living adjustment for that year determined by Treasury regulations issued pursuant to Section 415 of the Code);

                          MULTIPLIED BY

     (b) a fraction, the numerator of which is his number of years of participation (not exceeding 10 such years) and the denominator of which is 10;

                           REDUCED BY

     (c) the annual pension income payable to the Participant under any related defined benefit plan (as defined below); and

                        FURTHER ADJUSTED

     (d)  to the extent required by subsections 7.2, 7.3 and 7.4.

     Notwithstanding the foregoing provisions of this subsection 7.1, the limitation described in subsection (a) will not apply to a Participant if the amount of his annual benefit under this Plan and all related defined benefit plans maintained by the Employer and each section 415 affiliate (as defined below) does not in the aggregate exceed $10,000 and the Participant never participated in any related defined contribution (as defined below) plan maintained by any Employer or section 415 affiliate.

For purposes of this Section 7 of the Plan, (1) "related defined benefit plan" or "related defined contribution plan" means any other defined benefit plan or defined contribution plan (as defined in section 415(k) of the Code) maintained by any Employer or by any section 415 affiliate (as defined below); (2) "section
415 affiliate" means any corporation or trade or business that is, along with the any Employer, a member of a controlled group of corporations or a controlled group of trades or businesses (as described in sections 414(b) and (c), respectively, of the Code, as modified by section 415(h) thereof; (3) "section 415 compensation" means a Participant's compensation (as described in Treas. Reg. Section 1.415-2(d)(1) paid during the Plan Year for personal services actually rendered in the course of employment with any employer or any section 415 affiliate, excluding deferred compensation and other amounts to which special tax treatment applies (as described in Treas. Reg. Section 1.415-2(d)(2); (4)
"Limitation Year" means the period to be used in determining the Plan's compliance with Section 415 of the Code and the regulations thereunder, which shall be the same period as the Plan Year.

     7.2. Adjustments for Other Payment Forms. The limitations of subsection 7.1(a) shall be subject to the following adjustments:

     (a) If the Retirement Income under the Plan is payable in any form other than a straight life annuity, the determination as to whether the limitation described in subsection 7.1(a) has been satisfied shall be made in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is the equivalent to the benefit described in subsection 7.1(a). For purposes of this subsection 7.2(a), any ancillary benefit which is not directly related to Retirement Income benefits shall not be taken into account and that portion of any annuity which constitutes a 50% joint and survivor annuity with the Participant's spouse as joint annuitant shall not be taken into account.

     (b) If the Retirement Income under the Plan begins before age 62, the determination as to whether the $90,000 limitation set forth in subsection 7.1(a) has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such Retirement Income so that it is equivalent to such a Retirement Income beginning at age 62; provided, however, that such amount shall not be reduced to less than: (i) if the Retirement Income begins at or after age 55, $75,000, or (ii) if the Retirement Income begins before age 55, the amount which is the equivalent of the $75,000 limitation for age 55.

     (c) If the Retirement Income under the Plan begins after age 65, the determination as to whether the $90,000 limitation set forth in paragraph (a) of this Section has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such Retirement Income so that it is equivalent to such a Retirement Income beginning at age 65.

     (d) For purposes of adjusting any Retirement Income under subsection 7.2(a), the interest rate assumption shall be the greater of five (5) percent or the rate specified in subsection 8.12 of the Plan.

          For purposes of adjusting any Retirement Income under subsection 7.2(b), the interest rate assumption shall be the greater of five (5) percent or the rate applied in reducing the amount of Retirement Income payable to a Participant on account of commencement prior to such Participant's Normal Retirement Date under subsection 6.2(b) of the Plan.

          For purposes of adjusting any Retirement Income under subsection 7.2(c), the interest rate assumption shall be five (5) percent.

     7.3. Related Defined Contribution Plan Adjustment. In the event that any Participant under this Plan is a Participant in a related defined contribution plan maintained by any Employer or section 415 affiliate, the sum of the defined benefit plan fraction (as defined in Code Section 415(e)(2)) and the defined contribution plan fraction (as defined in Code Section 415(e)(3)) for any Limitation Year with respect to such Participant shall not exceed one (1.0). If such sum exceeds one (1.0), then the Participant's Retirement Income under this Plan shall be reduced to obtain such compliance before any reductions to the annual additions (as defined in section 415(c) (2) of the Code) for such Participant to such related defined contribution plan. For purposes of this subsection 7.3, the total annual benefit payable to a Participant under all qualified plans maintained by the Company will not exceed the limits under Section 415 of the Code as set forth in subsection 7.1(a).


                            SECTION 8

                  Payment of Retirement Income
                   and Deferred Vested Income

     8.1. Payment of Retirement Income and Deferred Vested Income in Normal Form. Except as otherwise specifically provided below in this Section 8, the Retirement Income or the Deferred Vested Income to which a Participant is entitled under Section 5 or 6, respectively, shall be paid in accordance with the following provisions of this subsection 8.1:

     (a) The Normal, Postponed or Early Retirement Income or Deferred Vested Income payable to a Participant will be paid to him monthly, commencing as of the date determined under the provisions of Section 4 or 6, whichever is applicable, and ending with the payment made for the month during which his death occurs.

     (b) Subject to Section 10, no payments shall be made to or on behalf of a Participant if the Participant dies prior to his Annuity Starting Date (as defined in paragraph 8.2(d)); provided, however, that, to the extent that this paragraph (b) is applicable, payment of a Participant's Accumulation may be made according to the provisions of subsection 10.4.

     8.2. Payment in Surviving Spouse Annuity Form and Revocation Thereof. Notwithstanding the foregoing provisions of this Section 8, if a Participant is eligible to receive monthly benefit payments under paragraph 8.1(a) and he is legally married under the laws of any jurisdiction on the Annuity Starting Date, then the form of his benefit payments will be determined in accordance with the following provisions of this subsection 8.2:

     (a) In lieu of the normal form and amount of monthly benefit payment provided by paragraph 8.1(a), a Participant's monthly benefit shall be paid in the form of a Surviving Spouse Annuity (as defined in paragraph
          (b) next below) except that such a Participant may elect at any time during his Retirement Election Period (as described in subsection 8.3) to revoke payment in accordance with this subsection and to have his monthly benefit paid to him in the normal form described in subsection 8.1; provided, however, that a Participant's revocation will be effective only if the consent of his Spouse (as defined in paragraph (c) below) is obtained with respect thereto during the Participant's Retirement Election Period in accordance with subsection 8.4. A Participant may elect, at any time during his Retirement Election Period, to rescind any prior revocation made by him in accordance with this subsection 8.2, in which case his monthly benefit will be paid in the form of a Surviving Spouse Annuity.

     (b) The term "Surviving Spouse Annuity" means an annuity providing monthly benefits (i) for the life of the Participant, and, as of the first day of the month next following the Participant's death, a survivor annuity for the life of the Participant's Spouse (if the Spouse survives him) in an amount equal to (i) or (ii) below, as applicable:

          (i) A Participant who is married on his Annuity Starting Date but who was not married to his Spouse for the twelve consecutive months immediately prior to his Annuity Starting Date will receive a reduced Retirement Income or Deferred Vested Income, as applicable, which is the Actuarial Equivalent of the benefit computed under subsection 5.1 or 6.2, as applicable, and such Spouse will receive 50% of such reduced Retirement Income (or Deferred Vested Income) following the death of the Participant for the remaining lifetime of such Spouse; or

          (ii) A Participant who was married to his Surviving Spouse on his Annuity Starting Date will receive the greater of (A) the reduced Retirement Income (or Deferred Vested Income) computed according to the provisions of subparagraph (i) next above, or (B) the Retirement Income computed according to the provisions of Section 5 (or the Deferred Vested Income computed according to the provisions of Section 6), multiplied by a factor of 0.9000 (reduced by 0.0050 for each year by which the Spouse is more than 10 years younger than the Participant), and such Spouse will receive 50% of such reduced Retirement Income (or Deferred Vested Income) following the death of the Participant for the remaining lifetime of such Spouse.

     (c) For purposes of this Section 8, the term "Spouse" means the person to whom the Participant is married on the Annuity Starting Date and the term "Surviving Spouse" means person to whom a deceased participant was legally married under the laws of any jurisdiction throughout the twelve-month period ending on the date of the Participant's death. A Participant's former spouse shall be treated as his Spouse or Surviving Spouse to the extent required by and consistent with the terms of a qualified domestic relations order within the meaning of section 414(p) of the Code.

     (d) The term "Annuity Starting Date" means, with respect to any Participant, the first day of the first period for which an amount is paid to such Participant pursuant to
          Section 5 or 6 as an annuity or any other form, including that described in subsection 8.8.

     (e) Any election permitted under subsection 8.2(a) shall be made in writing and filed with the Company in such form as it may require.

     8.3. Retirement Election Period and Retirement Election Information. A Participant's "Retirement Election Period" is the 90-day period ending on his Annuity Starting Date. For Plan Years beginning on or after January 1, 1990, the Company shall make Retirement Election Information (as described below) available to a Participant no less than 30 and no more than 90 days before the Annuity Starting Date. For purposes of the Plan, the term "Retirement Election Information" means:

     (a) a written description of the terms and conditions of the Surviving Spouse Annuity and the relative financial effect of payment of monthly benefits in that form and in the Plan's normal form (the single life annuity);

     (b) a notification of the Participant's right to revoke payment in accordance with subsection 8.2 and the Participant's Spouse's right, if any, with respect to that revocation;

     (c) a notification of the Participant's right to rescind a prior revocation of payment in the Surviving Spouse
          Annuity form and the effect thereof;

     (d) with respect to Retirement Election Information provided to a Participant on and after January 1, 1988, a notification of the Participant's right to defer commencement of his benefits; and

     (e) with respect to Retirement Election Information provided to a Participant on and after January 1, 1988, a general description of the eligibility conditions and other material features of the optional forms of benefit under the Plan (as set forth in subsection 8.4) and information explaining the relative values of such optional forms of benefit, the availability of an election to receive benefits in such optional forms and the procedures applicable thereto, including the period during which such an election may be made or revoked, and the availability and method of obtaining additional information.

The Company may make Retirement Election Information available to a Participant by:

          (1)  personal delivery to him;

          (2) first class mail, postage prepaid, addressed to the Participant at his last known address as shown on the Company's records; or

          (3) permanent posting on a bulletin board located at the Participant's work site, if he is not a retired or terminated Participant.

A Participant may request, by writing filed with the Company during his Retirement Election Period, an explanation, written in nontechnical language, of the terms, conditions and financial effect (in terms of dollars per monthly benefit payment) of payment in accordance with subsection 8.2 and in accordance with subsection 8.1. If not previously provided to the Participant, the Company shall provide him with such explanation within 30 days of his request by one of the methods described in items
(1) and (2) next above, and the Participant's Retirement Election Period will be extended, if necessary, to include the 90th day next following the date on which he receives such explanation.
In no event shall payment of a Participant's monthly benefits commence before Retirement Election Information is made available to the Participant and he has had an opportunity to make the election described in subsection 8.2.

     8.4. Optional Forms of Benefit. A Participant may, prior to his Annuity Starting Date, elect to receive a benefit which is the Actuarial Equivalent of the benefit computed under Section 5 or Section 6, as applicable, in one of the following optional forms of benefit, subject to the conditions set forth in this
Section 8; provided, however, that if a contingent annuitant form is elected by a married Participant with his Spouse named as contingent annuitant, and if the Participant and his Spouse were married for the twelve consecutive months immediately prior to his Annuity Starting Date, such Participant will receive a benefit equal to the greater of the reduced Normal Retirement Income (or Deferred Vested Income) computed according to the terms of subparagraph (a) next below, and the Actuarial Equivalent of the Surviving Spouse Annuity computed according to the terms of subsection 8.2(b)(ii):

     (a) A reduced Retirement Income (or Deferred Vested Income) commencing on the date the option becomes effective and terminating with the last monthly payment before his death. Following the death of the Participant after this option becomes effective, all or a portion of such reduced Retirement Income (or Deferred Vested Income), as specified by the Participant in his election of this option, shall be paid to the person named as his contingent annuitant for such contingent annuitant's remaining lifetime. Notwithstanding the foregoing, a Participant may not elect payment to a contingent annuitant who is not his Spouse unless the Actuarial Equivalent of the payments expected to be made to the Participant is more than 50% of the Actuarial Equivalent of the total payments expected to be made under such contingent annuity form of benefit. In no event, however, shall the amount of each monthly payment to a contingent annuitant exceed the amount of each monthly payment made to the Participant.

     (b) If the Participant's Retirement Date occurs before the earliest date he can begin receiving payments of benefits under Title II of the Federal Social Security Act, he may elect to receive an adjusted Retirement Income (or Deferred Vested Income), payable in a greater amount before such date as he becomes entitled to Social Security Benefits and a reduced amount after such date, so that the sum of his Retirement Income (or Deferred Vested Income) and said Social Security benefits shall be as nearly uniform as possible both before and after the date on which he becomes entitled to said Social Security Benefits.

     8.5. Election and Discontinuance of Options. If a Participant has elected an optional form of monthly benefit payment under subsection 8.4 and he is legally married on the Annuity Starting Date, then the option elected by the Participant will be automatically canceled and the Participant's benefits will be paid to him in accordance with the provisions of subsection 8.2 unless the Participant has elected, during his Retirement Election Period and in accordance with subsection 8.2, to revoke payment in the form of a Surviving Spouse Annuity and such revocation is in effect on such date and is effective with respect to the person who is his Spouse on such date; furthermore, a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse if written evidence of such divorce shall be received by the Committee before distribution shall have been made in accordance with such designation. A Participant may, in his sole discretion, cancel any option elected under subsection 8.4 at any time prior to the Annuity Starting Date and he may make a new election, subject to the foregoing provisions of this subsection 8.5, in accordance with the provisions of subsection 8.4, if he then is eligible to do so. If a Participant who elected an optional form of monthly benefit payment dies before the Annuity Starting Date, no benefits will be payable to any person under the optional form. If a Participant elects an optional form of monthly benefit payment under paragraph 8.4(a) or (b) and the Beneficiary dies prior to the Annuity Starting Date, the optional form elected by the Participant will be automatically canceled and the Participant's benefits will be paid in accordance with the provisions of subsection 8.1 or 8.2, as the case may be, unless an optional form of payment is again elected by the Participant in accordance with the provisions of subsection 8.4.

     8.6. Beneficiary Designation. The term "Beneficiary" shall mean the Participant's Surviving Spouse (as defined in subsection 10.1). However, if the Participant is not married on his Annuity Starting Date, or if the Participant is married but his spouse consents to the designation of a person other than the spouse as Beneficiary in accordance with subsection 8.7, the term Beneficiary shall mean: (i) such person as the Participant designates as contingent annuitant to receive a benefit under paragraph 8.4(a) if such person survives the Participant, or (ii) such person or persons as the Participant designates to receive payment of his Accumulation upon his death according to the terms of subsection 10.4. Such designation may be made, revoked or changed (without the consent of any previously designated Beneficiary except his spouse) only by an instrument signed by the Participant and filed with the Committee prior to his death, subject to the provisions of subsection 8.2. If a Participant fails to designate a Beneficiary, if such designation is found to be illegal or ineffective, or if no Beneficiary is living on the date payment is to be made according to the terms and condition of the Plan, the Participant's benefits shall be paid in accordance with the following order of priority:

     (a)  to the Participant's surviving spouse;

     (b) to the Participant's surviving descendants (including any children by adoption) per stirpes;

     (c) to the legal representative or representatives of the estate of the Participant; or

     (d) if no legal representative or representatives of the estate of the Participant has been appointed within six months of the Participant's death, in equal shares to the person or persons who would be entitled under the intestate succession laws of the state of the Participant's domicile to receive the Participant's personal estate.

If the Company in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits as set forth above, the Company shall direct the Trustee to pay such benefit or benefits to the person or persons next entitled thereto under the order of priority set forth in items (1) through (4) above.

     8.7.  Spousal Consent.  For Plan Years beginning on or after
January 1, 1989, any waiver or election or other action by a Participant under the Plan which, by its terms, requires consent of the Participant's Spouse, shall be effective only if:

     (a)  such consent is in writing;

     (b) in the case of a Spouse's consent to a beneficiary designation, such designation specifies the non-spouse beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit, which beneficiary may not be changed without consent of the Participant's Spouse, or the consent expressly permits designations by the Participant without any requirement of further consent by the Spouse;

     (c) the consent acknowledges the effect of the election or other action and is witnessed either by a notary public or a Plan representative appointed or approved by the Company; and

     (d) in the case of a waiver of the Surviving Spouse Annuity, the waiver specifies the optional form of benefit elected, which form of benefit may not be changed without consent of the Participant's Spouse (except back to a Surviving Spouse Annuity or a contingent annuity under which the Spouse is designated as the contingent annuitant and which provides a benefit that is greater than or equal to the Actuarial Equivalent of the Surviving Spouse Annuity), or the consent expressly permits the Participant to change the form of benefit without any requirement of further consent by the Spouse;

provided, however, that, unless otherwise provided by a qualified domestic relations order within the meaning of section 414(p) of the Code, no consent of the Participant's Spouse shall be required if:

          (1) the Participant and his Spouse are legally separated or the Participant has been abandoned
               (within the meaning of local law) and the Participant has a court order to such effect; or

          (2) it is established to the satisfaction of a Plan representative appointed or approved by the Company that consent of the Spouse cannot be obtained because there is no Spouse, because the Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe in regulations.

     8.8. Distributions To Persons Under Disability. In the event a Participant or Beneficiary is declared incompetent and a conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits to which such member or Beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or of his estate.

     8.9. Interests Not Transferable. The interests of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except in the case of qualified domestic relations orders which relate to the provision of child support, alimony payments or marital property rights of a spouse, child or other dependent and which meet such other requirements as may be imposed by section 414(p) of the Code or regulations issued thereunder.

     8.10. Limitation on Payment Period. Notwithstanding any other provision of the Plan to the contrary, benefits payable under the Plan to or on account of any Participant shall be subject to the following:

     (a) All distributions under the Plan shall be made in accordance with sections 401(a)(9) and 401(a)(14) of the Code and applicable regulations thereunder including the minimum incidental benefit requirement of Treas. Reg. Section 1.401(a)(9)-2, and shall supersede any other provision of the Plan to the contrary.

     (b) In no event shall distribution of a Participant's benefit commence later than 60 days after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's Normal Retirement Date; (ii) the Participant's termination of employment with the Employers and Related Companies; or (iii) the tenth anniversary of the commencement of the Participant's Service.

     (c) Distribution of a Participant's vested benefits shall commence in such form as the Participant may elect in accordance with the foregoing provisions of this
          Section 8 no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, that if the Participant (other than a Participant who was a 5% owner as defined in section 416(i)(1)(B) of the Code) attained age 70-1/2 prior to January 1, 1988, distribution shall be deferred until his Postponed Retirement Date.

     (d) Distribution shall be made over a period no greater than the life of the Participant or the lives of such Participant and his Beneficiary (or a period not extending beyond the life expectancy of such Participant or the life expectancies of such Participant and his Beneficiary).

     (e) If a Participant dies prior to the date as of which his benefits, if any, commence (determined in accordance with section 401(a)(9) of the Code), then his benefits shall be paid over a period no greater than the life of the Participant's Surviving Spouse (as defined in subsection 10.1) or Beneficiary or a period not exceeding the life expectancy of such Surviving Spouse or Beneficiary.

     (f) If a Participant dies after distribution of benefits to him has commenced, but before his entire interest in the Plan has been distributed to him, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (d) next above as of the date of the Participant's death.

     (g) For purposes of this subsection 8.10, life expectancies shall be determined in accordance with Tables V and VI of Treas. Reg. Section 1.72-9 and will not be recalculated following the commencement of benefits.

     8.11.  Cashout of Small Benefit Amounts.

     (a) If the present value of any vested benefit payable to any person, including any benefits payable under
          Section 10, does not exceed $3,500 (and did not exceed $3,500 at the time of any prior distribution), the Company shall direct the Trustee to distribute (as soon as practicable after the Participant's termination of employment with the Employers and Related Companies or, in the case of a benefit payable under Section 10, the Participant's death) to the payee the present value of the benefit payable to that person in a lump sum without regard to whether the payee consents to such distribution, which payment shall be in full discharge of all obligations under the Plan with respect to the Participant. For purposes of this subsection 8.11, the present value of a benefit shall be determined as of the Annuity Starting Date by using the mortality assumptions and interest rates set forth in subsection 8.12.

     (b) If at the time of his termination of employment with the Employer and all Related Companies the present value of a Participant's vested benefit is zero, the Participant shall be deemed to have received a distribution of such vested benefit and the nonvested portion of his benefit will be treated as a forfeiture. If a Participant is deemed to have received a distribution pursuant to the immediately preceding sentence, and the Participant resumes employment covered under the Plan before the date he incurs five consecutive One Year Breaks in Service, upon the Participant's reemployment his benefit will be restored to the amount of such benefit on the date of the deemed distribution. The provisions of this paragraph (b) shall apply to the Plan as in effect on, and shall be effective as of, January 1, 1986.

     (c) At the request of the Participant or other payee, any distribution made in accordance with subsection 8.11(a) or under any other provision of this Plan that qualifies as an "Eligible Rollover Distribution" under Code Section 401(a)(31) which is paid after December 31, 1992, shall be transferred by the Trustee directly to the trustee or trustees under another qualified retirement plan (the "Transferee Plan") or to the custodian of an Individual Retirement Account ("IRA"), provided that the Transferee Plan or IRA provides for the receipt of such a transfer, and such Participant or other payee properly completes such forms and provides such evidence regarding the status of such Transferee Plan or IRA as may be required by the Company.

     8.12. Actuarial Equivalent. For purposes of this Plan, a benefit is the "Actuarial Equivalent" of any other benefit if the actuarial reserve required to provide the benefit is equal to the actuarial reserve required to provide such other benefit, computed on the basis of the interest rates and mortality rates specified below:

     (a) For the purpose of converting from one periodic form of payment to another periodic form of payment, including, without limitation, where not otherwise specified by an appropriate table, different commencement dates for payment:

          (i) Interest: 7% per annum, provided, however, that if at any time the interest rate specified by the Pension Benefit Guaranty Corporation ("PBGC") to be used to value immediate annuities for terminating plans falls below 7% per annum, such rate shall be used for this purpose.

          (ii) Mortality: 86 PET - 88.70, a table, prepared by the Wyatt Company, based on experience underlying the 1971 Group Annuity Mortality Table, without margins, with a projection of mortality improvement to 1986.

     (b) For the purpose of converting from a periodic form of payment into a lump sum form of payment under subsection 8.11:

          (i) Interest: The interest rates specified by the PBGC for valuing immediate annuities and deferred annuities for plans terminating on the relevant date.

          (ii) Mortality: The UP-1984 Table or such other table adopted by PBGC for this purpose.

     (c) A Participant's Accumulation will be converted into a periodic form of payment on a single life basis beginning at Normal Retirement Date by increasing such Accumulation as of December 1, 1981 with interest to his Normal Retirement Date at a rate of 5% per annum and multiplying such result by 10%. These factors are subject to change by government regulation.

     (d) In the event of termination or partial termination of the Plan, the basis for converting from one periodic form of payment to another periodic form of payment, shall be the basis used by the insurer in the qualifying bid (as defined in PBGC regulations) under which the Plan administrator will purchase annuities to provide for the payment of benefits.

     8.13. Delayed Benefit Commencement. Notwithstanding the foregoing provisions of this Section 8, commencement of a Participant's Retirement Income shall be delayed if, and only to the extent, necessary to ensure that he shall have received Retirement Election Information at least 30 days prior to the Annuity Starting Date. If commencement of a Participant's Retirement Income is delayed in accordance with the foregoing sentence, the amount of such Participant's Retirement Income shall include any amount of Retirement Income otherwise payable to the Participant without regard to the delay required under this subsection 8.13.

     8.14 Transfers to Salaried Plan. If an employee of the Company or a Related Company:

     (a)  ceases to satisfy the requirements of Section 2.1;

     (b)  continues to be employed by the Company or a Related
          Company; and

     (c) coincident with his failure to satisfy the requirements of Section 2.1, he becomes eligible to participate in the Salaried Plan;

then assets and liabilities attributable to his Retirement Income under the Plan (including, if applicable, the amount of his Participant Accumulation plus accrued interest as described in
Section 5.4 of the Plan), determined as of the date described in paragraph (a) next above, shall be transferred to the Salaried Plan in accordance with the requirements of section 414(l) of the Code and regulations thereunder and, for periods thereafter, he shall cease to be a Participant in the Plan and shall be a participant in the Salaried Plan, subject to the terms and conditions of the Salaried Plan.

      8.15 Absence of Guaranty. Neither the Company nor the Trustee in any way guarantee the Trust Fund from loss or depreciation. The Company does not guarantee any payment to any person. The liability of the Company and the Trustee to make any payment is limited to the available assets of the Trust Fund.


                           SECTION 9

               Employment Beyond Normal Retirement
                      Date and Reemployment

     9.1. Employment Beyond Normal Retirement Date. Except as provided in subsection 9.2(b), if a Participant is employed by the Employer or a Related Company for any period commencing on or after his Normal Retirement Date, no Retirement Income (or Deferred Vested Income) will be paid to such Participant until his termination of employment, other than amounts required to be distributed under subsection 8.10(c).

     9.2. Reemployment After Benefit Commencement. The following provisions apply in the event a Participant is reemployed by an Employer or Related Company after payment of his Normal Retirement Income, Early Retirement Income or Deferred
Vested Income has commenced:

     (a) Resumption of Employment Prior to Age Sixty-Five. If a Participant is rehired by an Employer or Related Company before his sixty-fifth birthday, his benefit payments shall be discontinued and shall not be paid or accrued during the period of such reemployment, his previous election of form of payment shall be canceled, and he shall have all Vesting Service and Credited Service he had at the time of his termination of employment reinstated. Upon his subsequent termination of employment, his eligibility for a benefit and the amount of the benefit shall be determined, calculated and paid as if he then first incurred a termination of employment based upon both reinstated Vesting Service and Credited Service and any additional Vesting Service and Credited Service earned, but such benefit shall be actuarially reduced to recognize any benefit payments he received prior to his reemployment. In no event will a Participant's benefit at his subsequent termination of employment be less than his benefit at his earlier termination of employment. Notwithstanding the foregoing, if a Participant rehired as described above, subsequently reaches his sixty-fifth birthday and is employed at a rate of fewer than forty Hours of Service per month, he shall be entitled to receive a benefit determined under Section 5 or Section 6 of the Plan, as applicable, during such period of reemployment. Such payments shall continue every month thereafter until his rate of employment equals or exceeds forty Hours of Service per month, at which time his benefit payments shall be suspended under the terms and conditions described below.

     (b) Resumption of Employment After Sixty-Five. If a participant is rehired by an Employer or Related Company after his sixty-fifth birthday, at a rate of at least forty Hours of Service per month, his benefit payments shall be discontinued and shall not be paid or accrued during the period of such reemployment. Such suspension of benefits shall be done in accordance with Department of Labor regulation 2530.203-3 and shall include the notice described below. Such Participant shall thereafter continue to accrue further benefits, and his previous election of form of payment shall remain in effect. Upon the Participant's subsequent termination of employment, he shall resume receiving payments in the same form as he elected at his earlier termination of employment but such benefit amount shall be increased to reflect the value of any additional accrued benefit. If a Participant is rehired by an Employer or Related Company after his sixty-fifth birthday and his rate of employment is fewer than forty Hours of Service per month, he shall receive the same type and amount of his benefit payment he was entitled to receive preceding his reemployment during such period of reemployment. Such payments shall continue every month thereafter until his rate of employment equals or exceeds forty Hours of Service per month, at which time his benefit payments shall be suspended as described above. If a Participant continues in employment with an Employer or Related Company after his sixty-fifth birthday at a rate of at least forty Hours of Service per month, his benefit payments shall not commence during the period of such employment.
          Such suspension of benefits shall be done in accordance with Department of Labor regulation 2530.203-3 and shall include the notice described below. Such Participant shall continue to accrue further benefits under the Plan. During such employment the provisions of Section 10 of the Plan shall remain in effect and shall determine what Pre-Retirement Surviving Spouse Annuity is payable under the Plan. If a Participant continues in employment with an Employer or Related Company after his sixty-fifth birthday and his rate of employment is fewer than forty Hours of Service per month, he shall receive a benefit from the Plan under the same terms and conditions as a Participant who incurred a termination of employment. Such payments shall continue every month thereafter until his rate of employment equals or exceeds forty Hours of Service per month, at which time his benefit payments shall be sus-pended as described above.

     (c) Notice of Benefit Suspension. If a Participant's benefits are to be suspended after age sixty-five, due to either reemployment or continued employment, the Plan Administrator shall notify the Participant by personal delivery or first class mail during the first calendar month in which the Plan withholds payments, that benefits are suspended. The notice shall contain the following information:

          (i) a general description of the reasons why payments are suspended;

          (ii) a general description of Plan provisions relating to the suspension of benefits;

          (iii) a copy of such Plan provisions;

          (iv)  a statement that applicable Department of Labor
                Regulations may be found in Section 2530.203-3 of the Code of Federal Regulations;

          (v) a statement that a review of the suspension may be requested under the Plan's claims procedure;
                and

          (vi) if the Plan requires a benefit resumption notice or verification by the Participant that his benefits should not be suspended, the procedure and forms for such purposes.

The Plan shall adopt a procedure whereby a Participant may request a determination of whether specific contemplated employment after age sixty-five will result in the suspension of benefits.


                           SECTION 10

             Pre-Retirement Surviving Spouse Annuity

     10.1. Pre-Retirement Surviving Spouse Annuity. Subject to the following provisions of this Section 10, if a Participant who has a nonforfeitable right to a benefit under the Plan dies before the Annuity Starting Date (whether or not such Participant is then employed by an Employer or a Related Company), then a Pre-Retirement Surviving Spouse Annuity (as defined below) shall be paid to his Surviving Spouse, if any, as set forth in subsection 10.2. The term "Pre-Retirement Surviving Spouse Annuity" means a monthly payment made to the Participant's Surviving Spouse for life, which shall commence as of the first day of the month coincident with or next following the later of the date of the Participant's death or the date which otherwise would have been the Participant's Normal Retirement Date, and ending with the last payment made before the Surviving Spouse's death occurs; provided, however, that the Surviving Spouse may elect to have the Pre-Retirement Surviving Spouse Annuity commence as of the first day of any month prior to the Participant's Normal Retirement Date and, except as otherwise provided in subsection 10.2(a), after the Participant would have reached age 55.

     10.2.  Amount and Payment of Pre-Retirement Surviving Spouse
Annuity. The Pre-Retirement Surviving Spouse Annuity payable under the Plan shall be paid in accordance with the following provisions of this subsection 10.2:

     (a) If a Participant dies leaving a Surviving Spouse and at any time while in the employ of the Employer or Related Company, or while receiving an Employer-provided disability allowance, and, in either case, on or after attaining age 50, then his Surviving Spouse shall be entitled to receive a monthly annuity for life. Such annuity may, at the election of the surviving spouse, commence as of the first day of the month following the Participant's death. Such annuity shall be in an amount equal to 50% of the monthly amount that the Participant would have been eligible to receive as an Early Retirement Income if he had retired on the date of his death under circumstances described in subsection 5.3 of the Plan, and had elected to receive an Early Retirement Income for his life alone, except that no reduction shall be made under subsection 5.3(b) of the Plan (i) to reflect the fact that Early Retirement Income payments commenced before his Normal Retirement Date, or (ii) to reflect payment of his Accumulation under subsection 10.4; provided, however, that if the Surviving Spouse is more than 10 years younger than the Participant, the amount of the annuity payable to such Surviving Spouse shall be reduced by 1/2 of 1 percent thereof for each year in excess of 10 years difference in their ages.

     (b) If a Participant who has received credit for at least one Hour of Service on or after August 23, 1984 dies leaving a Surviving Spouse (i) on or after August 23, 1984, (ii) while in the employ of the Employer or Related Company or while receiving an Employer-provided disability allowance, (iii) after completing at least 5 years of Service, and (iv) prior to attaining age 50, then his Surviving Spouse shall be entitled to receive a monthly annuity for life. Such annuity shall be in an amount equal to 50% of the monthly amount that the Participant would have been entitled to receive as an Early Retirement Income under subsection 5.3, payable in the form set forth in subsection 8.2(b)(ii) without any reduction to reflect payment of his Accumulation under subsection 10.4, but reduced as set forth under subsection 5.3(b) to reflect the fact that payments commenced before the Participant's Normal Retirement
          Date), if the Participant had terminated his employment with an Employer or Related Company on the date of his death, survived to age 55, retired on his 55th birthday and then commenced receiving such Early Retirement Income and died on the day after his 55th birthday.

     (c) If a Participant leaves the employ of an Employer or Related Company on or after attaining age 55 and subsequently dies leaving a Surviving Spouse prior to the date as of which his Normal Retirement Income payments commence, then his Surviving Spouse shall be entitled to receive a monthly annuity for life. Such annuity shall be in a monthly amount equal to 50% of the monthly amount that would have been payable to such Surviving Spouse if the Participant had commenced receiving an Early Retirement Income in the form described in 8.2(b)(ii) of the Plan on the first day of the month preceding his death (reduced to reflect any withdrawal of his Accumulation under subsection 5.5 and reduced as set forth under subsection 5.3(b) to reflect the fact that payments commenced before the Participant's Normal Retirement Date).

     (d) If a Participant who has received credit for at least one Hour of Service on or after August 23, 1984 (i) completes at least 5 years of Service, (ii) leaves the employ of an Employer or Related Company before attaining age 55, and (iii) subsequently dies leaving a Surviving Spouse (A) on or after August 23, 1984, and
          (B) prior to the date as of which his Normal Retirement Income payments commence, then his Surviving Spouse shall be entitled to receive a monthly annuity for life. If the Participant dies on or prior to attaining age 55 such annuity shall be in a monthly amount equal to 50% of the monthly amount that the Participant would have been eligible to receive as an Early Retirement Income under subsection 5.3, (payable in the form set forth in subsection 8.2(b)(ii), and reduced (i) to reflect any withdrawal of his Accumulation under subsection 5.5, and (ii) as set forth under subsection 5.3(b) to reflect the fact that payments commence before the Participant's Normal Retirement Date), if the Participant had survived to age 55, and then commenced receiving such Early Retirement Income, and died on the day after his 55th birthday. If the Participant dies after attaining age 55, such annuity shall be in a monthly amount equal to 50% of the monthly amount that the Participant would have been eligible to receive as an Early Retirement Income under subsection 5.3 (payable in the form set forth in subsection 8.2(b)(ii), and reduced (i) to reflect any withdrawal of his Accumulation under subsection 5.5, and (ii) as set forth in subsection 5.3(b) to reflect the fact that payments commence before the Participant's Normal Retirement Date), if the Participant had retired and commenced receiving such Early Retirement Income on the day before his date of death.

     10.3. Death After Benefit Commencement. Subject to the provisions of subsection 10.4, on the death of a Participant after his Annuity Starting Date, no benefits shall be payable except to the extent provided under the form of benefit in which he was receiving his Retirement Income or his Deferred Vested Income, in accordance with the provisions in Section 8.

     10.4. Payment of Accumulation. If a Participant dies before his Annuity Starting Date, his Accumulation will be paid to his Beneficiary in a single sum. If a Participant dies after his Annuity Starting Date, and if Retirement Income payments are not to be continued following his death to his spouse or contingent annuitant pursuant to subsections 8.2, 8.4 or 10.2, the excess, if any, of his Accumulation as of his Annuity Starting Date over the sum of the Early, Normal, Postponed Retirement Income payments or Deferred Vested Income payments made to him, if any, as of the date of his death shall be paid in a lump sum to the Beneficiary designated by the Participant. If a Participant dies after his Annuity Starting Date, upon the death of the second to die of the Participant and his contingent annuitant or his Surviving Spouse, the excess, if any, of the Participant's Accumulation at his Annuity Starting Date over the sum of the Early or Normal Retirement Income or Deferred Vested Income payments made to the Participant and to his contingent annuitant or his spouse as of the date of the death of the second to die of the Participant and his contingent annuitant or his Surviving Spouse shall be paid in a lump sum to the Beneficiary designated by the Participant according to the terms of subsection 8.6.


                           SECTION 11

                      Funding Plan Benefits

     11.1.  Contributions.  Subject to the provisions of
Section 11, the Company and any Employers will make contributions from time to time to the Trustee in amounts that are sufficient (as determined in accordance with the funding method and policy adopted by the Company) to maintain the Plan in sound actuarial condition and as are consistent with the provisions of section 412 of the Code. Participants are not required or permitted to make contributions under the Plan.

     11.2. Forfeitures. Forfeitures arising under the Plan for any reason shall not be used to increase the benefits any person would otherwise receive under the Plan and shall be applied to reduce the Plan contributions of the Company or participating Employers.

     11.3. No Reversion to Employers. No part of the corpus or income of the Trust Fund shall revert to the Company or any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, except as specifically provided in the Trust Agreement and the provisions set forth below:

     (a) The contributions of the Company and each Employer under the Plan are conditioned upon the deductibility thereof under section 404 of the Code, and, to the extent any such deduction is disallowed, the Trustee shall, to the extent cash is available and upon written request, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Company or Employer, as applicable, within one year after the date the deduction is disallowed.

     (b) If a contribution or any portion thereof is made by the Company or an Employer by a mistake of fact, the Trustee shall, upon written request, return the amount of the contribution or such portion, reduced by the amount of any losses thereon, to the Company or Employer, as applicable, within one year after the date of payment to the Trustee.


                           SECTION 12

                   Administration of the Plan

     12.1. Administration by Company. The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof, and is hereby designated as the "administrator" and the "named fiduciary" within the meaning of ERISA.

     12.2. Expenses of Administration. Except as otherwise determined by the Company, the reasonable expenses of administering the Plan and the fees and expenses incurred in connection with the collection, administration, management, investment, protection and distribution of the Trust Fund shall be paid directly by the Trust out of Plan assets or, if paid by the Company, reimbursed by the Trust to the maximum extent permitted by law.

     12.3. Administrative Powers and Duties. The Company shall have the following specific powers and duties:

          (a) To interpret and construe the provisions of the Plan and to remedy ambiguities, inconsistencies and omissions;

          (b) To adopt, and apply in a uniform and non-discriminatory manner to all persons similarly situated, such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan, and as are consistent with the provisions of the Plan;

          (c) To conclusively determine all questions arising under the Plan, including the power to determine the rights or eligibility of employees and former employees, and the respective benefits of the Participants and others entitled thereto;

          (d) To maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Company may decide;


          (e)  To direct all benefit payments under the Plan;

          (f) To furnish the Employers with such information with respect to the Plan as may be required by them for tax or other purposes;

          (g) to employ agents and counsel (who also may be employed by the Employers or the Trustee) and to delegate to them, in writing, such powers as the Company considers desirable; and

          (h) to act as the "Plan Administrator" (as defined in section 414(g) of the Code) for purposes of subsections 8.2 and 8.3 and for purposes of establishing and implementing procedures to determine the qualified status of domestic relations orders (in accordance with the requirements of section 414(p) of the Code) and to administer distributions under such qualified orders.

     12.4. Claims Procedure. All applications for benefits under the Plan shall be submitted to: Illinois Power Company, 500 South 27th Street, Decatur, Illinois 62525. Applications for benefits must be in writing on the forms prescribed by the Company and must be signed by the Participant and, where required by the Company, his Spouse, beneficiary, joint annuitant or legal representative. The Company reserves the right to require that the Participant furnish proof of his age and that of his Spouse or contingent annuitant, if any, prior to processing any application. In the event a claim for benefits is wholly or partially denied by the Company, the Company shall, within a reasonable period of time, but no later than ninety (90) days after receipt of the claim, notify the claimant in writing of the denial of the claim. If the claimant shall not be notified in writing of the denial of the claim within ninety (90) days after it is received by the Company, the claim shall be deemed denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (d) an explanation of the Plan's review procedure. Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty
(60) days after the claim is deemed denied as set forth above, if applicable, the claimant may file a written request with the Company that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the Company. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Company shall render a decision on the claim appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty
(120) days. The Company shall notify the claimant in writing of any such extension. The decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based. If the Participant does not accept the decision of the Company denying his application for benefits in whole or in part pursuant to this Section, the Participant shall have a right to submit his claim to arbitration by the arbitration board established pursuant to paragraph 6 of the joint agreement dated January 15, 1991 between the Company and certain employee collective bargaining agents.

     12.5. Reliance on Information Furnished. The Company will be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by an actuary, accountant, controller, counsel or other person employed or engaged by the Company for such purposes.

     12.6. Agent for Service of Process. The individual designated as agent for service of legal process on the Plan and his address are as follows:

                    Corporate Secretary
                    Illinois Power Company
                    500 South 27th Street
                    Decatur, Illinois 62525


                           SECTION 13

                    Amendment or Termination

     13.1. Amendment. While the Company expects to continue the Plan, it must necessarily reserve and reserves the right, subject to the provisions of the Trust Agreement, to amend the Plan from time to time by written instrument duly adopted by its Board of Directors; provided, however, that no amendment shall reduce a Participant's accrued benefit to less than the accrued benefit that he would have been entitled to receive if he had resigned from the employ of the Employers and Related Companies on the day of the amendment (except to the extent permitted by section 412(c)(8) of the Code).

     13.2. Termination. The Plan will terminate as to all of the Employers on any day specified by the Company if advance written notice of the termination is given to the other
Employers. The Plan will terminate as to any Employer on the first to occur of the following:

          (a) the date it is terminated by that Employer if advance written notice of the termination is given to the Company, the other Employers, and the Trustee;

          (b) the date that Employer completely discontinues its contributions under the Plan; provided, however, that the mere failure of the Company to make a contribution for any Plan Year shall not be considered to be a termination of the Plan so long as the full current costs of the Plan have been met;

          (c) the date that Employer is judicially declared bankrupt or insolvent; or

          (d) the dissolution, merger, consolidation or reorganization of, or sale of all of the stock of that Employer (the "Original Employer"), or the sale by that Employer of all or substantially all of its assets, except that, subject to the provisions of subsection 12.3, with the consent of the Company, in any such event arrangements may be made whereby the Plan will be continued by any successor to the Original Employer or any purchaser of all or substantially all of the Original Employer's assets, in which case the successor or purchaser will be substituted for the Original Employer under the Plan.

     13.3. Merger and Consolidation of Plan, Transfer of Plan Assets. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof, if the Plan then terminated, would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit to which he would have been entitled immediately prior to the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan had then terminated.

     13.4. Vesting and Distribution on Termination and Partial Termination. On termination of the Plan in accordance with subsection 13.2 or on partial termination of the Plan by operation of law, the accrued Plan interests of Participants affected by such termination or partial termination, as the case may be, shall, to the extent then funded, be fully vested and nonforfeitable. After payment of all expenses, the Plan Administrator shall allocate the remainder of the trust assets and cause them to be distributed by the Trustee in the manner and order set forth in section 4044 of ERISA to the extent of the sufficiency of such assets. On partial termination of the Plan by operation of law, the Trustee shall segregate the portion of the Trust assets allocable to affected Participants. After payment of all expenses relating to such partial termination, the Plan Administrator shall allocate the remainder of such portion of the trust assets and cause them to be distributed to affected Participants by the Trustee in the manner and order set forth in section 4044 of ERISA to the extent of the sufficiency of such assets. If any assets remain after the satisfaction of all liabilities of the Plan to Participants and beneficiaries, they shall be distributed to the Employers.

     13.5.  Notice of Amendment, Termination or Partial
Termination. Affected persons will be notified of an amendment, termination or partial termination of the Plan within the time required by law.


                           SECTION 14

                          Miscellaneous

     14.1. Duty to Furnish Information and Documents. Participants, spouses and Beneficiaries must furnish to the Company and the Trustee such evidence, data or information as the Company considers necessary or desirable for the purpose of administering the Plan, and the provisions of the Plan for each person are upon the condition that he will furnish promptly full, true, and complete evidence, data, and information requested by the Company. All parties to, or claiming any interest under, the Plan hereby agree to perform any and all acts, and to execute any and all documents and papers, necessary or desirable for carrying out the Plan.

     14.2. Annual Statements and Available Information. The Company shall advise employees of the eligibility requirements and benefits under the Plan. As soon as practicable after the close of each Plan Year, and at such other times as the Company may determine, the Company shall provide each Participant, and each former Participant, spouse and Beneficiary entitled to a benefit under the Plan, with a statement reflecting the current status of his benefits. No Participant shall have the right to inspect the records relating to any other Participant. The Company shall make available for inspection at reasonable times by Participants, spouses and Beneficiaries, copies of the Plan, any amendments thereto, a Plan summary, and all reports of Plan operations required by law.

     14.3. Unclaimed Funds. Each Participant shall keep the Company informed of his current address and the current address of his spouse, or Beneficiaries. Neither the Company nor any Trustee shall be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Company within three (3) years after the date on which distribution of the Participant's benefits may first be made, distribution may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Company is unable to locate any individual who would receive a distribution under the Plan upon the death of the Participant pursuant to Article VII of the Plan, any benefit payable under the Plan to such individual shall be deemed a forfeiture and shall be used to reduce Company contributions to the Plan for the Plan Year next following the year in which the forfeiture occurs in a manner determined by the Board; provided, however, that in the event that the Participant, spouse or Beneficiary makes a claim for any amount which has been so forfeited, the benefits which have been forfeited shall be reinstated.

     14.4. Prudent Person Rule. Notwithstanding any other provision of the Plan, the Company and the Trustee shall exercise their powers and discharge their duties under the Plan for the exclusive purpose of providing benefits to Participants and their spouses and Beneficiaries, and shall act with the care, skill, prudence and diligence under the circumstances that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     14.5. ERISA and Approval Under Internal Revenue Code. This Plan is intended to qualify as a Plan meeting the requirements of section 401(a) of the Code, as now in effect or hereafter amended, so that the income from the assets held by the Trustees may be exempt from taxation under section 501(a) of the Code and contributions of the Company under the Plan may be deductible for Federal income tax purposes under section 404 of the Code, as now in effect or hereafter amended. Any modification or amendment of the Plan may be made retroactively, as necessary or appropriate, to establish and maintain such qualification and to meet any requirement of the Code or ERISA.

                          SUPPLEMENT A

                    Early Retirement Program



     A-1. Application. This Supplement A shall form a part of the Illinois Power Retirement Income Plan for Employees covered under a Collective Bargaining Agreement (the "Plan").

     A-2. Effective Date.  The "Effective Date" of this
Supplement A is April 1, 1989.

     A-3. Definitions. Unless the content clearly implies or indicates to the contrary, a word, term, or phrase used or defined in the Plan is similarly used for purposes of this Supplement A.

     A-4. Early Retirement Program. Participants of the Plan may be eligible for the Early Retirement Program, as set forth below:


     (a) As used in this subsection A-4(a): (i) "ERP" means the Early Retirement Program described in this Supplement A; (ii) "ERP Benefits" means the benefits described under paragraph (b) of this Supplement A;
          (iii) "Eligible ERP Participant" means a Participant under the Plan on April 1, 1989 who is not then on a Company-approved leave of absence or receiving a Company-provided disability allowance, and who on or before his ERP Retirement Date has attained age 60 and completed (10) or more years of continuous Service;
          (iv) "ERP Election Period" means the period from April 1, 1989 through May 31, 1989; (v) ERP Retirement Date means July 1, 1989, as applicable; and (vi) "Accrued Benefit" means the Normal Retirement Income payable to a Participant commencing at his Normal Retirement Date.

     (b) An Eligible ERP Participant who elects, during the ERP Election Period, by written instrument provided by and delivered to the Company, to retire from the employ of the Employer or Related Company effective on his ERP Retirement Date, will be eligible to receive:

          (i) a monthly Retirement Income for life in an amount equal to his Accrued Benefit determined as of his ERP Retirement Date, but calculated by adding five (5) years to his age for purposes of determining the appropriate factor under subsection 5.3(b), and five (5) years to his years of Credited Service on his ERP Retirement Date; provided that in no event shall he receive credit for more than 30 years of Credited Service; and

          (ii) a supplement payment in the amount of $675 per month payable for each month commencing with the month in which his ERP Retirement Date occurs and continuing until and including the later to occur of the month in which he attains age 62 and the month in which he receives the twenty-fourth of such supplement payments; provided, however, that any Eligible ERP Participant who has attained age 62 on or prior to his ERP Retirement Date, shall receive a lump sum supplement payment in the amount of $16,2000, in lieu of the aforementioned monthly payments; and provided further, that any Participant who has not attained age 62 on or prior to his ERP Retirement Date but who attains age 62 prior to receiving twenty-four of such supplement payments shall receive the balance of such payments in one lump sum in the month he attains age 62. Notwithstanding anything to the contrary contained herein, in the event that an Eligible ERP Participant dies prior to receiving his entire supplement payment, as determined under the provisions of the preceding sentence, the balance of such supplement payment shall be paid in a lump sum to his surviving spouse if he is married at the time of his death, or to his Beneficiary if he is not married at the time of his death, as soon as practicable after the date of his death.

          The Retirement Income set forth in clause (i) above, shall be payable in the normal form set forth in subsection 8.1, 8.2, or 8.4(a). Such Retirement Income shall be payable effective as of an Eligible ERP Participant's ERP Retirement Date, however the first payment thereof shall be made as soon as practicable after the first to occur of (A) the date on which an election as to the form of payment is made pursuant to subsection 8.2 above, or (B) the expiration of the Election Period set forth in subsection 8.3. The monthly payments, if any, payable pursuant to clause
          (ii) above shall commence, or be paid in a lump sum if applicable, on or as soon as practicable after his ERP Retirement Date. Notwithstanding the preceding sentence, in no event shall the Retirement Income set forth in clause (i) above be paid out under the optional form of payment described in subsection 8.4(b).

     (c) Each Eligible ERP Participant shall receive from the Company on or before his ERP Retirement Date, a notification, in writing, of his eligibility to elect the ERP, which notification shall specify the ERP Benefits and include a form for electing the ERP.

     (d) Any Eligible ERP Participant who does not elect to participate in the ERP during the ERP Election Period shall not thereafter be eligible to make such election or to receive ERP Benefits and except as stated in the following sentence, his Normal Retirement Income under the Plan shall be determined without reference to this subsection A-4. Notwithstanding the preceding sentence and anything elsewhere contained in the Plan, any Eligible ERP Participant who does not elect to participate in the ERP during the ERP Election Period and who subsequently retires on or after his Normal Retirement Age shall be entitled to a Normal Retirement Income equal to the greater of (i) his Normal Retirement Income determined on his actual retirement date pursuant to the provisions of Section 5; and (ii) the Normal Retirement Income he would have received under paragraph (b)(1) of this subsection A-4 if he had elected to participate in the ERP.

                          SUPPLEMENT B

                  Enhanced Retirement Program



     B-1. Application. This Supplement B shall form a part of the Illinois Power Retirement Income Plan for Employees covered under a Collective Bargaining Agreement (the "Plan").

     B-2. Effective Date.  The "Effective Date" of this
Supplement A is April 16, 1990.

     B-3. Definitions. Unless the content clearly implies or indicates to the contrary, a word, term, or phrase used or defined in the Plan is similarly used for purposes of this Supplement B.

     B-4. Enhanced Retirement Program. Participants of the Plan may be eligible for the Enhanced Retirement Program, as set forth below:

     (a) As used in this subsection B-4(a): (i) "ERP" means the Enhanced Retirement Program described in this Supplement B; (ii) "ERP Benefits" means the benefits described under paragraph (b) of this Supplement B;
          (iii) "Eligible ERP Participant" means a Participant under the Plan on April 16, 1990 who is not then on a Company-approved leave of absence or receiving a Company-provided disability allowance, and who on or before December 31, 1990 has attained age 57; (iv) "ERP Election Period" means the period from August 10, 1990 through September 10, 1990; (v) ERP Retirement Date means January 1, 1991; and (vi) "Accrued Benefit" means the Normal Retirement Income payable to a Participant commencing at his Normal Retirement Date.

     (b) An Eligible ERP Participant who elects, during the ERP Election Period, by written instrument provided by and delivered to the Company, to retire from the employ of the Employer or Related Company effective on his ERP Retirement Date, will be eligible to receive:

          (i) a monthly Retirement Income for life in an amount equal to his Accrued Benefit determined as of his ERP Retirement Date, but calculated by adding five (5) years to his age for purposes of determining the appropriate factor under subsection 5.3(b), and five (5) years to his years of Credited Service on his ERP Retirement Date; provided that in no event shall he receive credit for more than 30 years of Credited Service; and

          (ii) a supplement payment in the amount of $675 per month payable for each month commencing with the month in which his ERP Retirement Date occurs and continuing until and including the later to occur of the month in which he attains age 62 and the month in which he receives the twenty-fourth of such supplement payments; provided, however, that any Eligible ERP Participant who has attained age 62 on or prior to his ERP Retirement Date, shall receive a lump sum supplement payment in the amount of $16,2000, in lieu of the aforementioned monthly payments; and provided further, that any Participant who has not attained age 62 on or prior to his ERP Retirement Date but who attains age 62 prior to receiving twenty-four of such supplement payments shall receive the balance of such payments in one lump sum in the month he attains age 62. Notwithstanding anything to the contrary contained herein, in the event that an Eligible ERP Participant dies prior to receiving his entire supplement payment, as determined under the provisions of the preceding sentence, the balance of such supplement payment shall be paid in a lump sum to his surviving spouse if he is married at the time of his death, or to his Beneficiary if he is not married at the time of his death, as soon as practicable after the date of his death.

          The Retirement Income set forth in clause (i) above, shall be payable in the normal form set forth in subsection 8.1, 8.2, or 8.4(a). Such Retirement Income shall be payable effective as of an Eligible ERP Participant's ERP Retirement Date, however the first payment thereof shall be made as soon as practicable after the first to occur of (A) the date on which an election as to the form of payment is made pursuant to subsection 8.2 above, or (B) the expiration of the Election Period set forth in subsection 8.3. The monthly payments, if any, payable pursuant to clause
          (ii) above shall commence, or be paid in a lump sum if applicable, on or as soon as practicable after his ERP Retirement Date. Notwithstanding the preceding sentence, in no event shall the Retirement Income set forth in clause (i) above be paid out under the optional form of payment described in subsection 8.4(b).

     (c) Each Eligible ERP Participant shall receive from the Company on or before his ERP Retirement Date, a notification, in writing, of his eligibility to elect the ERP, which notification shall specify the ERP Benefits and include a form for electing the ERP.

     (d) Any Eligible ERP Participant who does not elect to participate in the ERP during the ERP Election Period shall not thereafter be eligible to make such election or to receive ERP Benefits and except as stated in the following sentence, his Normal Retirement Income under the Plan shall be determined without reference to this subsection B-4. Notwithstanding the preceding sentence and anything elsewhere contained in the Plan, any Eligible ERP Participant who does not elect to participate in the ERP during the ERP Election Period and who subsequently retires on or after his Normal Retirement Age shall be entitled to a Normal Retirement Income equal to the greater of (i) his Normal Retirement Income determined on his actual retirement date pursuant to the provisions of Section 5; and (ii) the Normal Retirement Income he would have received under paragraph (b)(1) of this subsection B-4 if he had elected to participate in the ERP.

                          SUPPLEMENT C

                       Benefit Enhancement
                    Effective January 1, 1994

     C-1. Purpose. The purpose of this Supplement C to the Plan is to set forth the benefit formula under the Salaried Plan as in effect on January 1, 1994 as it relates to the benefit enhancement described in Section 5.2(b) of the Plan.

     C-2. Definitions.   A word, term or phrase used or defined
in the Plan is similarly used or defined for purposes of this Supplement C. In determining the benefits described in this Supplement C, the following definitions will be used in applying the benefit formula enhancement under the Plan as of January 1, 1994.

     "Covered Compensation" used for a Plan Year is one-twelfth of the average (without indexing) of the Taxable Wage Base in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which a Participant attains (or will attain) his Social Security Retirement Age (as defined in paragraph (d) below). A Participant's Covered Compensation shall automatically be adjusted for each Plan Year, taking into consideration the following factors:

          (a) The Taxable Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is made;

          (b) A Participant's Covered Compensation for a Plan Year after the 35-year period described above shall be the Participant's Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age; and

          (c)   A Participant's Covered Compensation for a Plan
                Year prior to such 35-year period shall be the Taxable Wage Base in effect as of the beginning of such Plan Year.

          (d)   For purposes of this Section 1.9, Social Security
                Retirement Age shall have the meaning set forth in Section 5.6(m).

     "Earnings" means a Participant's regular basic compensation, including any amount contributed by the Company on behalf of the Participant and pursuant to the Participant's election under a "qualified cash or deferred arrangement" (as defined in Section 401(k) of the Code) that is part of any qualified profit sharing plan maintained by the Company, but excluding overtime and all extra compensation, and any matching contribution made by the Company under any qualified profit sharing plan maintained by the Company. Notwithstanding anything to the contrary contained herein, compensation for any Plan Year in excess of the limits set forth in Code
     Section 401(a)(17) shall not be considered for any purpose of the Plan.

     "Final Average Compensation" means the average of a Participant's monthly Earnings from the Company for the 36 consecutive months preceding the date his Credited Service ceases. If a Participant's entire period of employment with the Company is less than 36 consecutive months, his Final Average Compensation shall be determined by averaging (on a monthly basis) the Earnings received by him from the Company during his entire period of employment with the Company. In determining a Participant's Final Average Compensation under this Section 1.14, Earnings for any Plan Year in excess of the Taxable Wage Base in effect at the beginning of such Plan Year shall not be taken into account.

     "Final Average Earnings" means the average of a Participant's monthly Earnings from the Company for the 60 consecutive months during the last 120 months preceding the date his Credited Service ceases, producing the highest such average, as determined in a uniform manner by the Company based on records maintained by the Company. If a Participant's entire period of employment with the Company is less than 60 consecutive months, his Final Average Earnings shall be determined by averaging (on a monthly basis) the Earnings received by him from the Company during his entire period of employment with the Company.

     "Social Security Benefit" means 33.12% of a Participant's Final Average Compensation for a Participant whose social security retirement age (as defined in Section 5.6(m) of the Plan) is age 65; provided, however, that 30.36% shall be substituted in this definition of Social Security Benefit if the Participant's social security retirement age is 66, and 27.60% shall be substituted for a Participant whose social security retirement age is 67. Notwithstanding the foregoing, if a Participant's Final Average Compensation exceeds Covered Compensation for a Plan Year, the Social Security Benefit for such Participant for such Plan Year shall be calculated in accordance with the Following table:

If the ratio of Final              Then the Social Security
Average Compensation to            Benefit should be multiplied
Covered Compensation is:           by:

         1.00                                 100%
         1.25                               86.96%
         1.50                               76.81%
         1.75                               68.12%
         2.00                               60.87%

     If the ratio of Final Average Compensation to Covered
     Compensation falls between the ratios listed above, the appropriate factor shall be determined by interpolation.

     "Social Security Retirement Age" means the age used as the retirement age for a Participant under Section 216(1) of the Social Security Act, except that such Section shall be applied (i) without regard to the age increase factor, and
     (ii) as if the early retirement age under Section 216(1) (2) of the Act were 62.

     "Taxable Wage Base" means, for a Plan Year, the contribution and benefit base under Section 230 of the Social Security
     Act in effect at the beginning of such Plan Year.

A-3. Benefit Formula.    Pursuant to Section 5.2(b) of the Plan,
a Participant's accrued benefit as of January 1, 1994 will be equal to the greater of (a) or (b) below:

     (a) The Participant's Retirement Income as determined in accordance with Section 5.2(a) of the Plan; or

     (b) The Participant's Retirement Income as determined in accordance with the following in an amount equal to the greater of (i) or (ii) below:

          (i) the amount of the Participant's benefit as of December 31, 1991, disregarding Credited Service,
               Earnings, or any other changes occurring after that date; or

          (ii) an amount equal to 2% of the Participant's Final Average Earnings (the "Base Formula") less 1-2/3% of his Social Security Benefit (the "Offset"), multiplied by his years of Credited Service (up to 30 years).

     Notwithstanding the foregoing, the maximum Offset will not be greater than 50% of the Base Formula, multiplied by a fraction (not to exceed one), the numerator of which is the Participant's final Average Earnings, and the denominator of which is the Participant's Final Average Compensation.

                            APPENDIX

                          Defined Terms


5.4            -    Accumulation
8.12           -    Actuarial Equivalent
8.2(d)         -    Annuity Starting Date
8.6            -    Beneficiary
1.1            -    Code
1.1            -    Company
3.2            -    Credited Service
6.1            -    Deferred Vested Income
4.3            -    Early Retirement Date
5.3            -    Early Retirement Income
5.1            -    Earnings
1.1            -    Effective Date
1.3            -    Employer
1.4            -    ERISA
3.4            -    Hour of Service
2.3            -    Leased Employee
3.8            -    Normal Retirement Age
4.1            -    Normal Retirement Date
5.2            -    Normal Retirement Income
3.5            -    One Year Break in Service
2.1            -    Participant
3.7            -    Period of Severance
1.1            -    Plan
1.5            -    Plan Year
5.2            -    Postponed Retirement Benefit
4.2            -    Postponed Retirement Date
10.2(a)        -    Pre-Retirement Surviving Spouse Annuity
1.3            -    Related Company
4.4            -    Retirement Date
8.3            -    Retirement Election Information
8.3            -    Retirement Election Period
5.1            -    Retirement Income
2.4            -    Salaried Plan
7.1            -    Section 415 Affiliate
3.7            -    Severance from Service
3.1            -    Service
8.2(c)         -    Spouse
8.2(c)         -    Surviving Spouse
8.2(b)         -    Surviving Spouse Annuity
1.4            -    Trust
1.4            -    Trust Agreement
1.4            -    Trust Fund
1.4            -    Trustee